3Q17 Financial Results October 20, 2017 Exhibit 99.2

Forward-looking statements and use of key performance metrics and Non-GAAP financial measures This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; the rate of growth in the economy and employment levels, as well as general business and economic conditions; our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets; our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations; liabilities and business restrictions resulting from litigation and regulatory investigations; our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; the effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks; and management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our board of directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the United States Securities and Exchange Commission on February 24, 2017. Key Performance Metrics and Non-GAAP Financial Measures and Reconciliations Key Performance Metrics: Our management team uses key performance metrics (KPMs) to gauge our performance and progress over time in achieving our strategic and operational goals and also in comparing our performance against our peers. We have established the following financial targets, in addition to others, as KPMs, which are utilized by our management in measuring our progress against financial goals and as a tool in helping assess performance for compensation purposes. These KPMs can largely be found in our periodic reports which are filed with the Securities and Exchange Commission, and are supplemented from time to time with additional information in connection with our quarterly earnings releases. Our key performance metrics include: Return on average tangible common equity (ROTCE); Return on average total tangible assets (ROTA); Efficiency ratio; Operating leverage; and Common equity tier 1 capital ratio (U.S. Basel III Standardized fully phased-in basis). In establishing goals for these KPMs, we determined that they would be measured on a management-reporting basis, or an operating basis, which we refer to externally as “Adjusted” or “Underlying” results. We believe that these “Adjusted” or “Underlying” results provide the best representation of our financial progress toward these goals as they exclude items that our management does not consider indicative of our ongoing financial performance. KPMs that contain “Adjusted” or “Underlying” results are considered non-GAAP financial measures. Non-GAAP Financial Measures: This document contains non-GAAP financial measures. The following tables present reconciliations of our non-GAAP measures. These reconciliations exclude “Adjusted” or “Underlying” items, which are included, where applicable, in the financial results presented in accordance with GAAP. “Adjusted” or “Underlying” results, which are non-GAAP measures, exclude certain items, as applicable, that may occur in a reporting period which management does not consider indicative of on-going financial performance. The non-GAAP measures presented in the following tables include reconciliations to the most directly comparable GAAP measures and are: “noninterest income”, “total revenue”, “ noninterest expense”, “pre-provision profit”, “total credit-related costs”, “income before income tax expense”, “income tax expense”, “effective income tax rate”, “net income”, “net income available to common stockholders”, “other income”, “salaries and employee benefits”, “outside services”, “amortization of software expense”, “other operating expense”, “net income per average common share”, “return on average common equity” and “return on average total assets”. We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our “Adjusted” or “Underlying” results in any period do not reflect our operational performance in that period and, accordingly, it is useful to consider our GAAP results and our “Adjusted” or “Underlying” results together. We believe this presentation also increases comparability of period-to-period results. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

Provision expense of $72 million compares to $70 million in 2Q17 and $86 million in 3Q16 Overall credit quality remains strong; NPLs 85 bps of loans, down 9 bps QoQ and down 20 bps YoY NPL coverage ratio of 131% compares with 119% in 2Q17 and 112% in 3Q16 Allowance to loans and leases of 1.11% compares to 1.12% 2Q17 and 1.18% in 3Q16, reflecting strong underlying credit quality Generated 5.4% YoY growth in average loans and loans held for sale(2) in commercial and retail Average loan yields of 3.96% improved 44 bps YoY, reflecting improved portfolio mix towards more attractive risk-adjusted return asset categories and the benefit of higher rates Consumer Banking — Solid deposit and loan growth; continued progress in Wealth highlighted by the launch of SpeciFi™ platform Commercial Banking — Strong YoY fee performance reflects solid results from our growth initiatives Fee growth led by loan syndications, bond and equity underwriting fees, advisory fees and loan fees Continue to grow balance sheet and add new customers; loan growth reflects strength in Middle Market, Commercial Real Estate, Mid-corporate and Industry Verticals, Corporate Finance and Franchise Finance, with momentum from geographic expansion initiatives. Average deposit growth of 10% YoY. Continue to expand industry expertise and extend geographic reach 3Q17 highlights Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. “Adjusted” results exclude restructuring charges, special items and/or notable items; 3Q16 notable items reflect a $19 million after tax gain on the TDR portfolio sale less other notable items (“TDR Transaction”). Underlying results, as applicable, exclude a 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact. Where there is a reference to “Adjusted”, “Underlying” or “Adjusted/Underlying” results in a paragraph, all measures that follow these references are on the same basis, when applicable. Throughout this presentation references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale also referred to as LHFS. Current period regulatory capital ratios are preliminary. Basel III ratios assume that certain definitions impacting qualifying Basel III capital phase in through 2019. Improving profitability and returns Strong capital, liquidity and funding Excellent credit quality Continued progress on strategic growth, efficiency and balance sheet optimization initiatives Robust capital levels with a common equity tier 1 ratio of 11.1%(3); TBV per share of $27.05, up 2% from 2Q17 3Q17 average deposits increased $6.3 billion, or 6%, vs. 3Q16; average loan-to-deposit ratio of 97.6%; strong LCR Repurchased $225 million of common shares at a weighted-average price of $34.83, and including common dividends returned $315 million to shareholders Net income of $348 million up 17% and diluted EPS of $0.68 up 21% YoY; On an Adjusted basis(1) up 25% and 31%, respectively Net income up 9% and diluted EPS up 8% QoQ Achieved IPO ROTCE target with ROTCE of 10.1%, compared to 9.6% in 2Q17 and 8.6% in 3Q16, or 8.0% on an Adjusted basis(1) Revenue of $1.4 billion, up 3% QoQ and up 5% YoY; up 10% YoY on an Adjusted basis(1) NII up 4% QoQ and 12% YoY with NIM of 3.05% up 8 bps from 2Q17 and 21 bps YoY Noninterest income up 3% QoQ and down 12% YoY; on an Underlying/Adjusted basis(1) relatively stable QoQ and up 4% YoY Positive operating leverage 6% YoY; on an Adjusted/Underlying basis up 7% YoY and 1.5% QoQ. Efficiency ratio of 59.4% compares with 61.9% in 2Q17 and 62.9% in 3Q16, or 63.3% on an Adjusted basis in 3Q16(1)

GAAP financial summary

$s in millions	3Q17	2Q17	3Q16	3Q17 change from 2Q17 $	3Q17 change from 2Q17 %	3Q17 change from 3Q16 $	3Q17 change from 3Q16 %	YoY Adjusted[1]
Net interest income	$1,062	$1,026	$ 945	$ 36	4%	$ 117	12%	
Noninterest income	381	370	435	11	3	(54)	(12)	↑ 3.5%
Total revenue	1,443	1,396	1,380	47	3	63	5	↑9.9%
Noninterest expense	858	864	867	(6)	(1)	(9)	(1)	↑ 3.2%
Pre-provision profit	585	532	513	53	10	72	14	
Provision for credit losses	72	70	86	2	3	(14)	(16)	
Income before income tax expense	513	462	427	51	11	86	20	Positive operating leverage of 6.7%
Income tax expense	165	144	130	21	15	35	27	
Net income	$ 348	$ 318	$ 297	$ 30	9	$ 51	17	
Preferred dividends	7	—	7	7	NM	—	—	
Net income available to common stockholders	$ 341	$ 318	$ 290	$ 23	7%	$ 51	18%	↑ 25.8%
$s in billions								
Average interest-earning assets	$ 137	$ 138	$ 132	$ (1)	—%	$ 6	4%	
Average deposits	$ 113	$ 111	$ 107	$ 2	2%	$ 6	6%	
Key performance metrics[1]								
Net interest margin	3.05 %	2.97 %	2.84 %	8	bps	21	bps	
Loan-to-deposit ratio[2]	98.4	96.6	97.9	176		51		
ROACE	6.9	6.5	5.8	39		105		
ROTCE	10.1	9.6	8.6	56		155		↑211 bps
ROA	0.9	0.9	0.8	7		10		
ROTA	1.0	0.9	0.9	7		10		
Efficiency ratio	59.4 %	61.9 %	62.9 %	(253)	bps	(347)	bps	↓390 bps
FTEs[3]	17,696	17,738	17,625	(42)	—%	71	—%	
Per common share								
Diluted earnings	$ 0.68	$ 0.63	$ 0.56	$ 0.05	8%	$ 0.12	21%	↑ 31%
Tangible book value	$27.05	$26.61	$26.20	$ 0.44	2%	$ 0.85	3%	
Average diluted shares outstanding (in millions)	502.2	507.4	521.1	(5.3)	(1)%	(19.0)	(4)%	

Highlights

Linked quarter:

- Net income available to common up 7% and EPS up 8% from 2Q17
- NII up $36 million, or 4%, reflecting loan growth, an 8 bp improvement in NIM and the benefit of day count
- Noninterest income increased $11 million from 2Q17 that included $11 million of finance lease impairments
  - Growth in capital markets fees, service charges and fees and other income offset by modest declines across other fee lines
- Noninterest expense decreased $6 million from 2Q17 that included $15 million of operating lease impairments recorded in other expense
  - Underlying[1] expense $9 million higher, driven by higher revenue-based incentives, costs associated with our strategic initiatives and $4 million in legacy home equity operational items
- Provision for credit losses of $72 million remained relatively stable and included a reserve build of $7 million, which includes reserves taken for estimated hurricane exposure

Prior-year quarter:

- Net income up 17% and EPS up 21%; Adjusted results up 25% and 31%, respectively[1], led by revenue growth of 5% and positive operating leverage of 6%; 7% Adjusted[1]
- NII up 12%, with 5.4% growth in loans and loans held for sale and a sizable improvement in NIM, reflecting improved loan yields, higher rates and balance sheet optimization initiatives
- Noninterest income down 12%; up 4% on an Adjusted basis before the impact of the 3Q16 TDR Transaction[1]
  - Strength in capital markets, card fees and letter of credit and loan fees, partially offset by lower mortgage banking, FX and IRP fees and service charges and fees
- Noninterest expense down 1% from 3Q16 levels that included $36 million of notable items
  - Adjusted expenses up 3%, reflecting salaries and employee benefits and an increase in outside services tied to growth initiatives[1]
- Provision expense of $72 million down $14 million, reflecting improvement in overall portfolio credit quality

1) Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. "Adjusted" results exclude restructuring charges, special items and/or notable items; 3Q16 notable items reflect a $19 million after tax gain on the TDR portfolio sale less other notable items. Underlying results, as applicable, exclude a 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact. Where there is a reference to "Adjusted", "Underlying" or "Adjusted/Underlying" results in a paragraph, all measures that follow these references are on the same basis, when applicable.
2) Includes held for sale. Loan-to-deposit ratio is period end.
3) Full-time equivalent employees.

Citizens Financial Group, Inc.

4

Net interest income Highlights Includes interest-bearing cash and due from banks and deposits in banks. Linked quarter: NII up $36 million, or 4% Reflects loan growth, day count benefit and an 8 bp increase in NIM NIM of 3.05% up from 2.97% in second quarter 2017 Reflects improved interest-earning asset yields and the benefit of higher short-term rates, partially offset by higher funding costs Results include a 2 bp benefit tied to higher-than-expected commercial loan interest recoveries Prior-year quarter: NII up $117 million, or 12%, with NIM up 21 bps Reflects 5.4% growth in loans and loans held for sale Growth in NIM reflects improved commercial and retail loan yields, driven by balance sheet optimization initiatives and higher rates, partially offset by higher funding costs Net interest income $s in millions, except earning assets Average interest-earning assets Average interest-earning assets Net interest income Net interest margin

Net interest margin NIM walk 3Q16 to 3Q17 NIM walk 2Q17 to 3Q17

Note: Other income includes bank-owned life insurance and other income. Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. “Adjusted” results exclude restructuring charges, special items and/or notable items; 3Q16 notable items reflect a $19 million after tax gain on the TDR portfolio sale less other notable items. Underlying results, as applicable, exclude a 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact. Where there is a reference to “Adjusted”, “Underlying” or “Adjusted/Underlying” results in a paragraph, all measures that follow these references are on the same basis, when applicable. Noninterest income Highlights $s in millions Service charges and fees Card fees Capital markets fees Trust & inv services fees LC and loan fees FX and int rate products Mortgage banking fees Securities gains, net Other Linked quarter: Noninterest income increased $11 million 2Q17 results include an $11 million impact from finance lease impairments recorded in other income Stable compared to 2Q17 Underlying noninterest income(1) Service charges and fees increased 2%, reflecting seasonality Capital markets fees increased 4% to record levels, driven by an increase in bond underwriting and advisory fees, reflecting active markets and our broader capabilities Trust and investment services fees were relatively stable, as business continues to migrate towards more managed money mix Foreign exchange and interest rate products fees decreased 8%, largely reflecting a reduction in demand for variable rate loan hedges given the timing of interest rate moves and seasonality Mortgage banking fees down 10%, with lower loan sale gains partially offset by higher production fees Other income increased $16 million from lower second quarter levels that included the $11 million impact of finance lease impairments and a $3 million other-than-temporary-impairment charge tied to a model update Prior-year quarter: Noninterest income down 12%; up 4% on an Adjusted basis(1) Card fees increased 12%, reflecting lower processing fees and higher purchase volume Capital markets fees increased 47%, reflecting strength in loan syndications, bond and equity fees and advisory fees given stronger market volumes and our expanded capabilities Trust and investment services fees were relatively stable, reflecting a shift in sales mix Foreign exchange and interest rate products fees decreased 14% on lower variable rate loan demand Mortgage banking fees decreased $6 million, driven by a decrease in loan sale gains and spreads, partially offset by an increase in servicing fees

Noninterest expense

$s in millions

	3Q17	2Q17	3Q16	3Q17 change from 2Q17 $	3Q17 change from 2Q17 %	3Q17 change from 3Q16 $	3Q17 change from 3Q16 %
Salaries and benefits	$ 436	$ 432	$ 432	$ 4	1 %	$ 4	1 %
Occupancy	78	79	78	(1)	(1)	—	—
Equipment expense	65	64	65	1	2	—	—
Outside services	99	96	102	3	3	(3)	(3)
Amortization of software	45	45	46	—	—	(1)	(2)
Other expense	135	148	144	(13)	(9)	(9)	(6)
Noninterest expense	**$ 858**	**$ 864**	**$ 867**	**$ (6)**	(1) %	**$ (9)**	(1) %
Adjusted salaries and benefits(1)	$ 436	$ 432	$ 421	$ 4	1 %	$ 15	4 %
Occupancy	78	79	78	(1)	(1)	—	—
Equipment expense	65	64	65	1	2	—	—
Adjusted outside services (1)	99	96	94	3	3	5	5
Adjusted amortization of software(1)	45	45	43	—	—	2	5
Adjusted/Underlying other expense(1)	135	133	130	2	2	5	4
Adjusted/Underlying noninterest expense (1)	**$ 858**	**$ 849**	**$ 831**	**$ 9**	1 %	**$ 27**	3 %



$858
$864
$867
All Other
Occupancy & equip
Salary and benefits
Efficiency ratio
59.4%
61.9%
62.9%
3Q17
2Q17
3Q16

Full-time equivalents (FTEs)	17,696	17,738	17,625

Highlights

Linked quarter:

- Noninterest expense decreased $6 million from 2Q17 levels that included $15 million of operating lease impairments
- Salaries and employee benefits expense increased $4 million, driven by an increase in revenue-based incentives
  - FTEs decreased by 42, reflecting seasonality and efficiency efforts
- Outside services expense increased $3 million, largely reflecting an increase in consumer growth initiatives
- Occupancy expense and equipment expense remained relatively stable
- Other expense decreased $13 million from 2Q17 levels that included $15 million of operating lease impairments; up modestly on an Underlying basis,(1) reflecting $4 million in expense associated with legacy home equity operational items and an increase in credit collection costs, partially offset by lower advertising expense

Prior-year quarter:

- Noninterest expense down $9 million from higher 3Q16 levels that included $36 million in notable items
  - Adjusted expense increased $27 million:(1)
    - Higher salaries and employee benefits, largely tied to increased revenues and our strategic growth initiatives
    - Increase in outside services related to consumer growth initiatives
    - Increase in other expense, reflecting higher advertising expense and legacy home equity operational items, partially offset by lower credit collection costs
  - FTEs increased by 71, reflecting the impact of strategic initiatives and the Western Reserve acquisition, partially offset by the impact of efficiency initiatives

1) Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. "Adjusted" results exclude restructuring charges, special items and/or notable items; 3Q16 notable items reflect a $19 million after tax gain on the TDR portfolio sale less other notable items. Underlying results, as applicable, exclude a 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact. Where there is a reference to "Adjusted", "Underlying" or "Adjusted/Underlying" results in a paragraph, all measures that follow these references are on the same basis, when applicable.

Citizens Financial Group, Inc.

8

Consolidated average balance sheet

$s in billions	3Q17	2Q17	3Q16	3Q17 change from 2Q17 $	3Q17 change from 2Q17 %	3Q17 change from 3Q16 $	3Q17 change from 3Q16 %
Investments and interest bearing deposits	$ 27.3	$ 27.8	$ 27.1	$(0.6)	(2) %	$ 0.2	1 %
Total commercial loans	52.2	52.5	49.7	(0.3)	(1)	2.4	5
Total retail loans	57.3	56.7	54.3	0.7	1	3.0	6
Total loans and leases	109.5	109.1	104.0	0.3	—	5.4	5
Loans held for sale	0.7	0.6	0.5	0.1	18	0.2	36
Total loans and leases and loans held for sale	110.2	109.8	104.6	0.5	—	5.6	5
Total interest-earning assets	137.5	137.6	131.7	(0.1)	—	5.8	4
Total noninterest-earning assets	12.5	12.3	12.7	0.2	2	(0.2)	(2)
Total assets	**$ 150.0**	**$ 149.9**	**$ 144.4**	**$ 0.1**	—	**$ 5.6**	4
Checking and savings	59.4	58.7	56.2	0.7	1	3.2	6
Money market deposits	37.5	36.9	37.6	0.6	2	(0.1)	—
Term deposits	16.0	15.1	12.8	0.8	5	3.2	25
Total deposits	**$ 112.9**	**$ 110.8**	**$ 106.6**	**$ 2.2**	2	**$ 6.3**	6
Total borrowed funds	14.6	16.7	14.4	(2.2)	(13)	0.2	1
Total liabilities	**$ 130.0**	**$ 130.0**	**$ 124.3**	**$ 0.1**	—	**$ 5.7**	5
Total stockholders' equity	20.0	19.9	20.1	0.1	—	(0.1)	—
Total liabilities and equity	**$ 150.0**	**$ 149.9**	**$ 144.4**	**$ 0.1**	— %	**$ 5.6**	4 %

$137.5 billion
Interest-earning assets


Investments and interest-bearing deposits
20%
CRE
8%
Other Commercial
30%
Total Commercial 38%
Other Retail
8%
Automobile
10%
12%
12%
Total Retail 42%
Total home equity
Residential mortgage

$127.5 billion
Deposits/borrowed funds


Borrowed funds
11%
48%
Commercial/ Municipal/ Wholesale
41%
Retail / Personal

Highlights

Linked quarter:

- Total interest-earning assets remained stable. Average loans and leases, including loans held for sale, increased by $454 million, or 0.4%; increased 0.8% excluding the impact of 2Q17 commercial loan sales; up 1.5% on period-end basis
  - Growth in retail loans was partially offset by a reduction in the investment portfolio and a slight decrease in commercial loans
  - Retail loans up $682 million, driven by growth in mortgage, education and unsecured, partially offset by lower home equity and auto
  - Commercial loans down $338 million, driven by the $472 million impact of the 2Q17 sale of lower-return commercial loans; results before the impact of the sale reflect growth in Corporate Finance and CRE as well as the benefit of geographic expansion strategies
- Total deposits increased $2.2 billion, reflecting growth in term, money market accounts and demand deposits
- Borrowed funds decreased $2.2 billion, driven primarily by a reduction in long-term FHLB borrowings

Prior-year quarter:

- Total interest-earning assets up $5.8 billion, or 4%; Total loans and loans held for sale up 5.4%
  - Retail loans up $3.0 billion, or 6%, driven by strength in mortgage, education and unsecured, partially offset by lower home equity and auto
  - Commercial loans up $2.4 billion, or 5%, reflecting strength in Middle Market, Commercial Real Estate, Corporate Finance, Franchise Finance and Mid-corporate with good momentum from geographic expansion initiatives
- Total deposits up $6.3 billion, or 6%, reflecting growth in nearly all categories
- Borrowed funds up $188 million, as growth in long-term senior debt was largely offset by lower short-term FHLB borrowings; continue to strengthen our funding profile

Note: Loan portfolio trends reflect non-core portfolio impact not included in segment results on pages 10 and 11.

9

Consumer Banking average loans and leases Other includes Credit Card, RV, Marine, Unsecured and Other. $s in billions Highlights Average loans and leases (1) Mortgage Home Equity Auto Education Business Banking Other (1) Linked quarter: Average loans increased $741 million, or 1%, reflecting growth in residential mortgages, education and consumer unsecured, partially offset by lower home equity and auto balances Consumer loan yields up 11 bps, reflecting continued improvement in mix toward higher risk-adjusted return categories and benefit of higher rates Prior-year quarter: Average loans increased $3.3 billion, or 6%, driven by residential mortgages, education and consumer unsecured, partially offset by lower home equity and auto balances Consumer loan yields up 38 bps, reflecting initiatives to improve risk-adjusted returns along with the benefit of higher interest rates

Commercial Banking average loans and leases Note: Prior period loans by product type have been reclassified to reflect current period classification. Other includes Business Capital, Govt, Corporate Finance, Treasury Solutions, Corporate and Commercial Banking Admin. Highlights $s in billions Average loans and leases (1) Mid Corporate Industry Verticals Franchise Finance Middle Market Asset Finance Commercial Real Estate Other (1) Linked quarter: Average loans were relatively stable despite a $390 million impact tied to the 2Q17 sale of $512 million of lower-return loans Average loans up 0.5% before the sale impact, reflecting growth in Corporate Finance, Commercial Real Estate and our geographic expansion initiatives Loan yields improved 25 bps, reflecting higher short-term rates and increased interest recoveries Prior-year quarter: Average loans up $1.9 billion, or 4%; up $2.7 billion, or 6%, before the impact of the 3Q16 transfer of loan- and lease-related assets to non-core and the above 2Q17 loan sale Results before the sale and transfer reflect strength in Commercial Real Estate, Corporate Finance, Middle Market, Franchise Finance and Industry Verticals, including the benefit of our geographic expansion initiatives Loan yields increased 75 bps, reflecting improved mix and higher rates

Average funding and cost of funds Highlights $s in billions Average interest-bearing liabilities and DDA Total long-term borrowings Fed funds, repo, ST borrowed funds Term deposits Checking with interest DDA Money market & savings Linked quarter: Total average deposits up $2.2 billion, or 2% Largely reflects strong growth in term deposits, money market accounts, demand deposits and checking with interest Total deposit costs of 0.43% increased 6 bps, reflecting the impact of higher interest rates Total cost of funds increased 7 bps, which includes the impact of 2Q17 term debt issuance Prior-year quarter: Average total deposits up $6.3 billion, or 6%, on strength across all categories Total deposit costs increased 16 bps as the impact of higher short-term rates was partially offset by growth in lower-cost categories and continued pricing discipline Total cost of funds increased 19 bps and included the impact of the shift toward a more balanced mix of long-term and short-term funding along with the impact of higher interest rates

Overall credit quality remains strong, reflecting growth in higher quality, lower risk retail loans and broadly stable risk profile in commercial NPLs to total loans and leases of 0.85% improved 9 bps from 0.94% in 2Q17 and improved 20 bps from 1.05% in 3Q16 NPLs decreased $93 million from 2Q17, driven by a $89 million decrease in commercial Net charge-offs of $65 million, or 0.24% of average loans and leases, decreased $10 million from 2Q17 Commercial net charge-offs were $0 compared to $14 million in 2Q17 Retail net charge-offs of $65 million increased $4 million, reflecting an increase in auto Provision for credit losses of $72 million increased $2 million from 2Q17 and decreased $14 million from 3Q16 Total 3Q17 credit-related costs decreased $24 million from 2Q17 total Underlying credit-related costs of $96 million, which included lease impairments(2) Allowance to total loans and leases of 1.11% vs. 1.12% in 2Q17 and 1.18% in 3Q16, reflects proactive efforts to improve underlying credit quality Allowance to NPLs of 131% vs. 119% in 2Q17 and 112% in 3Q16 Strong credit-quality trends continue Highlights Allowance for loan and lease losses to nonperforming loans and leases. Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. “Adjusted” results exclude restructuring charges, special items and/or notable items; 3Q16 notable items reflect a $19 million after tax gain on the TDR portfolio sale less other notable items. Underlying results, as applicable, exclude a 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact. Where there is a reference to “Adjusted”, “Underlying” or “Adjusted/Underlying” results in a paragraph, all measures that follow these references are on the same basis, when applicable. $s in millions (1) Nonperforming loans Allowance for loan and lease losses Provision for credit losses, net charge-offs (recoveries) Provision for credit losses 3Q16 4Q16 1Q17 2Q17 3Q17

Capital and liquidity remain strong

$s in billions (period-end)	3Q16	4Q16	1Q17	2Q17	3Q17
Basel III transitional basis [1,2]					
Common equity tier 1 capital	$ 13.8	$ 13.8	$ 13.9	$ 14.1	$ 14.1
Risk-weighted assets	$ 121.6	$ 123.9	$ 124.9	$ 125.8	$ 127.2
Common equity tier 1 ratio	**11.3 %**	**11.2 %**	**11.2 %**	**11.2 %**	**11.1 %**
Total capital ratio	**14.2 %**	**14.0 %**	**14.0 %**	**14.0 %**	**13.8 %**
Basel III fully phased-in [1,3]					
Common equity tier 1 ratio	11.3 %	11.1 %	11.1 %	11.2 %	11.1 %

(Column header: as of)

Capital ratio trend



14.2%
11.3%
14.0%
11.2%
14.0%
11.2%
14.0%
11.2%
13.8%
11.1%
3Q16
4Q16
1Q17
2Q17
3Q17
Total capital ratio[1,2]
Common equity tier 1 ratio[1,2]

Loan-to-deposit ratio[5]



98%
99%
97%
97%
98%
3Q16
4Q16
1Q17
2Q17
3Q17

Highlights

- Capital levels remain at the higher end of the range for regional peers
- 3Q17 Basel III common equity tier 1 capital ratio (transitional basis) down 10 bps from 2Q17
  - Net income: 28 bp increase
  - RWA growth: 13 bp decrease
  - Common share repurchase: 18 bp decrease
  - Dividends and other: 7 bp decrease
- LDR of 98% increased 1% compared to 2Q17
- Fully compliant with LCR and current understanding of NSFR[4]
- 2017 CCAR plan reflects further commitment towards prudent return of capital
  - During 3Q17, repurchased 6.5 million shares of common stock at a weighted-average price of $34.83, and including common dividends returned $315 million to shareholders
  - Increased the quarterly dividend by 29% in 3Q17 to $0.18 per share; ability to increase the quarterly dividend by another 22%, to $0.22 per share in 2018

1) Current reporting period regulatory capital ratios are preliminary.
2) Basel III ratios assume that certain definitions impacting qualifying Basel III capital will phase in through 2019. Ratios also reflect the required U.S. Standardized methodology for calculating RWAs, effective January 1, 2015.
3) Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures.
4) Based on the September 2014 release of the U.S. version of the Liquidity Coverage Ratio (LCR). Reflects current understanding of Net Stable Funding Ratio (NSFR).
5) Period end includes held for sale.

Citizens Financial Group, Inc.

14

Summary of progress on strategic initiatives

	Initiative	3Q17 Status	Commentary
Consumer	Grow and deepen relationships with primary households		Continue to build out Mass Affluent and Affluent value propositions. Added ~7,000 primary HHs with a loan or investment. Embarked on several customer journey transformations to enhance customer experience, improve primacy of customer relationships and reduce costs.
Consumer	Enhance mortgage platform		Higher secondary volume QoQ more than offset by a reduction in portfolio volume as we further reposition business. Shifted focus towards increasing efficiency of the existing LOs and have trimmed number of portfolio-heavy LOs. Building out a direct-to-consumer channel to grow conforming originations and improve returns.
Consumer	Optimize Auto		Continued optimization of both volumes and returns in the business through targeted pricing improvements and management of dealer network, focusing on most profitable dealer relationships.
Consumer	Grow Education/Unsecured Credit		Continued strong momentum in education and unsecured with total loan balances up 39% and 203% YoY, respectively. Corporate partner-linked installment credit balances doubled YoY; seeing good progress from new corporate partnerships, such as Vivint, with solid pipeline of other potential partnerships.
Consumer	Enhance Business Banking		Deposit balances up 3% YoY though loan demand remains muted. Improving share-of-wallet through product and process enhancements. Launched pilot of new digital lending capability to existing customers.
Consumer	Expand Wealth		Managed money sales up 30% YoY, though transactional sales were down in line with industry trends given DOL transition impact. Fee-based sale mix improved to 41% from 30% in 3Q16; mix shift positive long term, though near term headwind. Rolled out digital investment advice technology (SpeciFi) to existing customers.
Commercial	Continue development of Capital and Global Markets activities		Fee income up 43% YoY reflecting strong growth in syndications fees and bond & equity underwriting; bolstered M&A capabilities via WRP acquisition (closed May 2017). Strong M&A pipeline.
Commercial	Build out Treasury Solutions		Total fees up 7% YoY, driven by 31% increase in commercial card fees given strong purchase volume growth, and 14% increase in trade fees. Focused on optimizing back book, enhancing sales discipline and banker alignment, and investing in new product initiatives/technology re-platform. Strong deposit growth of 10% YoY.
Commercial	Expand Mid-Corporate & Middle Market(1)		Loan and deposit balances up 4% and 9%, respectively, driven by customer growth and initiatives to deepen relationships. Seeing modest balance sheet growth in established markets, and making investments to grow in expansion markets, including Southeast and Metro NYC.
Commercial	Build out Industry Verticals & Franchise Finance(1)		Industry vertical loan growth of 7% YoY and fee income up $12 million YoY. Continued expansion in well-established brands of quick service and fast casual franchises, with 12% loan growth YoY.
Commercial	Prudently grow CRE		Continue to deepen client penetration with top developers in core geographies, while moderating growth in multi-family and retail sectors. CRE loans grew 13% YoY to $10.7 billion.
Commercial	Reposition Asset Finance		Continue to realign product offering and strategy towards core Middle Market and Mid-Corp customers to drive greater bank alignment; reducing focus on large ticket, such as aircraft, and focusing on mid-ticket, such as construction and transportation.
CFG	Balance Sheet Optimization		NIM increased 21 bps YoY and 8 bps QoQ with approximately 10 bps of the increase due to continued execution of balance sheet strategies targeting improved mix and pricing. Continue to optimize auto and asset finance portfolios for higher returns.
CFG	TOP III		TOP III Program on track to meet expected run-rate pre-tax benefit of ~$110 million by end of 2017.
CFG	TOP IV		TOP IV Program, which includes both efficiency and revenue initiatives, is underway and on track to meet end of 2018 run-rate pre-tax benefit of $95-$110 million.

1) Growth rates exclude the impact of the 2Q17 loan sales and 3Q16 transfer of $1.1 billion loan and lease portfolio to Other.

15

1.0%+ Adjusted efficiency ratio(1) ~60% 10%+ Making consistent progress against our financial goals Key Indicators Adjusted ROTCE(1) Adjusted return on average total tangible assets(1) EPS Adjusted diluted EPS(1) Common equity tier 1 ratio(2) (3) Underlying results(1) Reported results(1) Adjusted results(1) Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. “Adjusted” results exclude restructuring charges, special items and/or notable items; 3Q16 notable items reflect a $19 million after tax gain on the TDR portfolio sale less other notable items. Underlying results, as applicable, exclude a 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact. Where there is a reference to “Adjusted”, “Underlying” or “Adjusted/Underlying” results in a paragraph, all measures that follow these references are on the same basis, when applicable. Common equity tier 1 ("CET1") capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015. Commencement of separation effort from RBS. IPO-based medium-term targets

4Q17 outlook

	3Q17	4Q17 expectations vs. 3Q17
Net interest income, net interest margin	▪ $109.5 billion average loans ▪ 3.05% NIM; including 2 bp impact from higher than expected commercial loan recoveries	▪ 1.0% - 1.25% average loan growth ▪ NIM broadly stable
Noninterest income	▪ $381 million	▪ Broadly stable
Noninterest expense	▪ $858 million	▪ Broadly stable
Credit trends, tax rate	▪ $72 million provision expense ▪ 32.2% tax rate	▪ Provision expense of $80-$90 million given higher level of commercial recoveries in 3Q17 ▪ Tax rate of ~34% given impact of launch of historical tax credit program; FY 2017 reported ~31%; 32.25% on an Underlying basis(1)
Capital, liquidity and funding	▪ 11.1% CET1 ratio ▪ 98% avg. loan-to-deposit ratio ▪ 98% spot loan-to-deposit ratio	▪ Quarter-end Basel III common equity tier 1 ratio ~10.9%; average diluted share count ~490-495 million ▪ Average loan-to-deposit ratio of 97/98%

Expect to record modest-sized TDR gain in 4Q17 which will be offset by costs associated with our strategic initiatives. These will be treated as notable items.

1) Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. "Adjusted" results exclude restructuring charges, special items and/or notable items; 3Q16 notable items reflect a $19 million after tax gain on the TDR portfolio sale less other notable items ("TDR Transaction"). Underlying results, as applicable, exclude a 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact. Where there is a reference to "Adjusted", "Underlying" or "Adjusted/Underlying" results in a paragraph, all measures that follow these references are on the same basis, when applicable.

17

Key messages Citizens 3Q17 results highlight disciplined execution and continued momentum Exceeded IPO medium-term targets of 10% ROTCE and 60% efficiency ratio Delivered EPS growth of 21% YoY, 31% on Adjusted basis;(1) YTD 2017 YoY Adjusted growth of 38% Operating leverage of 6% YoY, 7% on Adjusted basis(1) Executing well on TOP programs Robust balance sheet position 11.1% CET1 ratio permits strong loan growth and attractive returns to shareholders(2) Continued improvement in credit quality and key coverage metrics Remain focused on growing more attractive risk-adjusted return portfolios Strong execution against all strategic initiatives Keen focus on continuous improvement Continue to self-fund significant investments in technology, talent and growth initiatives and delivering enhanced customer experience Outlook remains positive to drive continued improvement for all stakeholders; goal is to be a top-performing bank Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. “Adjusted” results exclude restructuring charges, special items and/or notable items; 3Q16 notable items reflect a $19 million after tax gain on the TDR portfolio sale less other notable items (“TDR Transaction”). Underlying results, as applicable, exclude a 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact. Where there is a reference to “Adjusted”, “Underlying” or “Adjusted/Underlying” results in a paragraph, all measures that follow these references are on the same basis, when applicable. Current period regulatory capital ratios are preliminary. Basel III ratios assume that certain definitions impacting qualifying Basel III capital will phase in through 2019.

Appendix

At Citizens, we continue to smartly grow our balance sheet á 22% Good loan growth with rising yields Return on loan book regulatory capital improving(2) Stress losses as a % of loans down(3) Total loans(1) $ billions Average loan balances. Reflects after-tax return calculated as loan interest income/regulatory capital assuming a CET1 target of 10.5%. Total loan losses as a percentage of the total loan book based on FRB Severely Adverse Scenario 9-quarter horizon for 2014, 2015, 2016 and 2017. á 14% ↓ 17% Stressed losses Loan portfolio returns

Year-over-year results á 14% á 5.4% á 6% á10 bps á155 bps NI á 18% Pre-provision profit $s in millions Return on average total tangible assets(2) Average loans(1) $s in billions $0.52 Adjusted á 26% Includes loans held for sale. Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. “Adjusted” results exclude restructuring charges, special items and/or notable items; 3Q16 notable items reflect a $19 million after tax gain on the TDR portfolio sale less other notable items. Underlying results, as applicable, exclude a 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact. Where there is a reference to “Adjusted”, “Underlying” or “Adjusted/Underlying” results in a paragraph, all measures that follow these references are on the same basis, when applicable. GAAP results Adjusted results (2) Net income available to common shareholders and EPS $s in millions, except per share data Return on average tangible common equity(2) Average deposits $s in billions $482 0.80% Adjusted á 16 bps 8.0% Adjusted á 211 bps EPS á21% $0.68 $0.56 Adjusted á 21% $271 Adjusted á 31%

Average loans(1) $s in billions $558 Linked-quarter results á 0.4% á 2% á 10% EPS á8% á 7 bps á 56 bps Pre-provision profit $s in millions Return on average total tangible assets(2) Net income available to common shareholders and EPS $s in millions, except per share data Return on average tangible common equity(2) Average deposits $s in billions NI á 7.2% $0.68 $0.63 GAAP results Underlying results (2) Underlying á 4.8% Includes loans held for sale. Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. “Adjusted” results exclude restructuring charges, special items and/or notable items; 3Q16 notable items reflect a $19 million after tax gain on the TDR portfolio sale less other notable items. Underlying results, as applicable, exclude a 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact. Where there is a reference to “Adjusted”, “Underlying” or “Adjusted/Underlying” results in a paragraph, all measures that follow these references are on the same basis, when applicable.

We remain positioned for rising rates… Net interest income positioned to continue to benefit from rising rates Our asset sensitivity remained relatively stable at 5.4% Securities portfolio effective duration of 3.8 years compared with 4.0 years at June 30, 2017, reflecting an increase in mortgage securities prepayment speeds tied to a reduction in long-term rates Up from 2.7 years at September 30, 2016, which reflected the impact of higher mortgage securities prepayment speeds tied to lower long-term rates …but also see continued opportunity to enhance performance by executing well on our initiatives Interest rate sensitivity trend Note: CFG data as of 3Q17. Peer data from SNL as of 2Q17. Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB. Peer estimates based on the public disclosures as of the most recent quarter available and utilizes a 200 basis point gradual increase above 12-month forward curve except PNC, which is based on a 100 basis point gradual increase and STI, which is based on a 200 basis point shock. PNC and STI excluded from peer median. Interest rate sensitivity ranking (200 bps gradual increase)

Consumer Banking segment

$s in millions	3Q17	2Q17	3Q16	3Q17 change from 2Q17 $	2Q17 %	3Q16 $	3Q16 %
Net interest income	$ 674	$ 657	$ 621	$ 17	3%	$ 53	9%
Noninterest income	227	229	229	(2)	(1)	(2)	(1)
Total revenue	901	886	850	15	2	51	6
Noninterest expense	648	644	650	4	1	(2)	—
Pre-provision profit	253	242	200	11	5	53	27
Provision for credit losses	65	60	57	5	8	8	14
Income before income tax expense	188	182	143	6	3	45	31
Income tax expense	66	64	51	2	3	15	29
Net income	**$ 122**	**$ 118**	**$ 92**	**$ 4**	**3%**	**$ 30**	**33%**
Average balances							
Total loans and leases [2]	$ 58.7	$ 57.9	$ 55.4	$ 0.8	1%	$ 3.3	6%
Total deposits	$ 75.1	$ 75.1	$ 72.1	$ —	—	$ 2.9	4%
Mortgage Banking metrics							
Originations	$ 1,951	$ 1,951	$ 2,187	$ —	0%	$ (236)	-11%
Origination Pipeline	1,763	1,763	2,835	—	0%	(1,072)	-38%
Gain on sale of secondary originations	1.94%	1.94%	2.77%	— bps		(83) bps	
Key performance metrics							
ROTCE [1,3]	8.7%	8.6%	7.0%	15 bps		168 bps	
Efficiency ratio [1]	72%	73%	76%	(76) bps		(458) bps	

Highlights

Linked quarter:

- Net income up $4 million, or 3%
- Net interest income up $17 million, reflecting improved loan yields, mortgage, higher education and other unsecured retail loan balances and higher day count, partially offset by increased deposit costs
- Average loans up $757 million, or 1%, and average deposits down $22 million
- Noninterest income down $2 million as lower mortgage fees, card fees and trust and investment services fees were offset by seasonally higher service charges and fees
- Noninterest expense up $4 million as higher outside services, equipment expense, salaries and benefits and other operating costs, largely legacy home equity operational items and credit collection costs, were partially offset by lower occupancy costs
- Provision for credit losses up $5 million, largely driven by higher net charge-offs in auto

Prior-year quarter:

- Net income up $30 million, or 33%, reflecting a $51 million increase in total revenue
- Net interest income up $53 million, or 9%, driven by a $3.3 billion increase in average loans led by mortgage, education and unsecured, partially offset by decreases in home equity and auto, and higher loan yields, partially offset by higher deposit costs
- Average loans up $3.3 billion, or 6%, and average deposits up $2.9 billion, or 4%
- Noninterest income down 1% as lower mortgage banking fees and service charges and fees were offset by higher card fees, which reflect the benefit of revised contract terms for processing fees
- Noninterest expense down $2 million as lower software amortization and other operating costs, largely legacy home equity operational items and credit collection costs, were partially offset by higher FDIC expense, salaries and benefits and advertising expense
- Provision for credit losses up $8 million, reflecting higher net charge-offs in auto

1) Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. "Adjusted" results exclude restructuring charges, special items and/or notable items; 3Q16 notable items reflect a $19 million after tax gain on the TDR portfolio sale less other notable items. Underlying results, as applicable, exclude a 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact. Where there is a reference to "Adjusted", "Underlying" or "Adjusted/Underlying" results in a paragraph, all measures that follow these references are on the same basis, when applicable.
2) Includes held for sale.
3) Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for common equity tier 1 and then allocate that approximation to the segments based on economic capital.

Citizens Financial Group, Inc.™

24

Re-balancing retail loan mix to drive improved risk-adjusted returns



Retail loan performance
$ billions
5.3% CAGR
$46.7
$48.1
$51.3
$54.2
$56.7
91%
94%
95%
97%
98%
4.63%
2.94%
2.14%
2.43%
0.75%
0.68%
0.55%
0.50%
0.47%
0.45%
2013
2014
2015
2016
2017 YTD
Total retail loss rate
1.03%
0.70%
0.58%
0.53%
0.46%
Core loan portfolio
Non-core loan portfolio
Core loan loss rate
Non-core loan loss rate

	2013		2017 YTD	
	Loan Mix[1]	Loss rate	Loan Mix[1]	Loss rate
Core resi mortgage	18%	0.38%	28%	0.04%
Core home equity	44	0.66	27	0.13
Auto	19	0.06	24	0.75
Education				
Core education refi	–	–	9	0.24
Core Inschool[2]	3	0.51	4	0.58
Unsecured[3]	4	3.70	5	2.05
Core all other	3	4.07	1	5.33
Total core retail	91%	0.68%	98%	0.45%
Non-core home equity	6%	4.47%	1%	(0.43)%
Non-core education	1	7.85	0.5%	5.21
Non-core other retail	2	2.41	0.5%	(0.11)
Total non-core retail	9%	4.63%	2%	0.75%
Total retail	100%	1.03%	100%	0.46%

- Consistent loan growth over 2013 to 2017 YTD of 5.3% CAGR
  - Paced by growth in high-quality mortgage, student, auto
- Yields up, return on capital up, charge-off trend favorable, stress losses down, non-core runoff provides benefit
- Expect average core loss rates to remain in ~45-50 bps range over next three years with total retail at ~50-55 bps

1) Shown as % of retail assets.
2) FFELP loans are included in InSchool.
3) Unsecured includes PERL, credit card and product financing.

Citizens Financial Group, Inc.

25

Commercial Banking segment

$s in millions	3Q17	2Q17	3Q16	3Q17 change from 2Q17 $	3Q17 change from 2Q17 %	3Q17 change from 3Q16 $	3Q17 change from 3Q16 %
Net interest income	$ 354	$ 344	$ 327	$ 10	3%	$ 27	8%
Noninterest income	136	130	123	6	5	13	11
Total revenue	490	474	450	16	3	40	9
Noninterest expense	195	192	181	3	2	14	8
Pre-provision profit	295	282	269	13	5	26	10
Provision for credit losses	—	1	19	(1)	(100)	(19)	(100)
Income before income tax expense	295	281	250	14	5	45	18
Income tax expense	94	94	88	—	—	6	7
Net income	**$ 201**	**$ 187**	**$ 162**	**$ 14**	**7%**	**$ 39**	**24%**
Average balances $s in billions							
Total loans and leases [2]	$ 48.7	$ 48.8	$ 46.6	$ —	—	$ 2.1	5%
Total deposits	$ 30.8	$ 28.7	$ 27.8	$ 2.0	7%	$ 2.9	10%
Key performance metrics							
ROTCE [1,3]	14.1%	13.4%	12.5%	69 bps		156 bps	
Efficiency ratio [1]	39%	40%	40%	(109) bps		(82) bps	

Highlights

Linked quarter:

- Commercial Banking net income up $14 million, or 7%
- Net interest income up $10 million, or 3%, as the benefit of higher loan yields was partially offset by an increase in deposit costs
- Average loan and lease growth was stable despite a $390 million decrease tied to the 2Q17 sale of $512 million of lower-return loan and leases related to balance sheet optimization efforts
  - Excluding the impact of the 2Q17 balance sheet optimization efforts, average loans and leases increased 0.7%, driven by growth in Corporate Finance, Commercial Real Estate and the benefit of our geographic expansion initiatives
- Noninterest income up $6 million, or 5%, from 2Q17 levels that included the impact of the finance lease impairment
- Noninterest expense remained relatively stable as higher salary and benefit expense was offset by lower equipment and outside services expense
- Stable provision for credit losses

Prior-year quarter:

- Net income up $39 million, or 24%
- Net interest income up $27 million, or 8%, as the benefit of 5% average loan growth and improved loan yields was partially offset by higher deposit costs
- Average loans up $2.1 billion, or 5%
  - Loan growth driven by Middle Market, Commercial Real Estate, Corporate Finance, Franchise Finance and Mid-Corporate, partially offset by the impact of the 3Q16 transfer of loans and leases to non-core
- Noninterest income increased $13 million from 3Q16, reflecting strength in capital markets, letter of credit and loan fees and card fees
- Noninterest expense increased $14 million from 3Q16, reflecting higher salaries and benefits, amortization of software, credit costs and outside services expense, partially offset by lower depreciation expense tied to the transfer of the aircraft portfolio to the non-core portfolio
- Provision for credit losses decreased $19 million

1) Please see important information on Key Performance Metrics and Non-GAAP Financial Measures at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliation to GAAP financial measures. "Adjusted" results exclude restructuring charges, special items and/or notable items; 3Q16 notable items reflect a $19 million after tax gain on the TDR portfolio sale less other notable items. Underlying results, as applicable, exclude a 1Q17 $23 million benefit related to the settlement of certain state tax matters and reclassify 2Q17 results for the pre-tax impact of $26 million of lease asset impairments to reflect their credit-related impact. Where there is a reference to "Adjusted", "Underlying" or "Adjusted/Underlying" results in a paragraph, all measures that follow these references are on the same basis, when applicable.
2) Includes held for sale.
3) Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements. We approximate that regulatory capital is equivalent to a sustainable target level for common equity tier 1 and then allocate that approximation to the segments based on economic capital.

Citizens Financial Group, Inc.

26

Other

$s in millions	3Q17	2Q17	3Q16	3Q17 change from 2Q17 $	3Q17 change from 2Q17 %	3Q17 change from 3Q16 $	3Q17 change from 3Q16 %
Net interest income	$ 34	$ 25	$ (3)	$ 9	36 %	$ 37	NM
Noninterest income	18	11	83	7	64	(65)	(78)
Total revenue	52	36	80	16	44	(28)	(35)
Noninterest expense	15	28	36	(13)	(46)	(21)	(58)
Pre-provision profit (loss)	37	8	44	29	NM	(7)	(16)
Provision for credit losses	7	9	10	(2)	(22)	(3)	(30)
Income (loss) before income tax expense (benefit)	30	(1)	34	31	NM	(4)	(12)
Income tax expense (benefit)	5	(14)	(9)	19	136	14	156
Net income (loss)	**$ 25**	**$ 13**	**$ 43**	**$ 12**	**92 %**	**$ (18)**	**(42) %**

Average balances $s in billions	3Q17	2Q17	3Q16	3Q17 change from 2Q17 $	3Q17 change from 2Q17 %	3Q17 change from 3Q16 $	3Q17 change from 3Q16 %
Total loans and leases	$ 2.8	$ 3.1	$ 2.6	$ (0.3)	(9) %	$ 0.2	8 %
Total deposits	$ 7.1	$ 6.9	$ 6.7	$ 0.2	2 %	$ 0.5	7 %

Highlights

Linked quarter:

- Other recorded net income of $25 million, up $12 million
- Net interest income up $9 million, driven by higher residual funds transfer pricing, partially offset by higher funding costs
- Noninterest income up $7 million, reflecting the impact of finance lease impairments recorded in 2Q17
- Noninterest expense down $13 million, given the $15 million impact of operating lease impairments recorded in 2Q17
- Provision for credit losses down $2 million, as lower non-core net charge-offs were largely offset by a 3Q17 reserve build vs. a 2Q17 reserve release

Prior-year quarter:

- Other net income down $18 million
- Net interest income up $37 million, driven by higher residual funds transfer pricing and higher investment portfolio income, partially offset by higher funding costs
- Noninterest income down $65 million, reflecting the net impact of $67 million of notable items recorded in 3Q16
  - Excluding 3Q16 notable items, noninterest income up $2 million, reflecting higher securities gains and lower other-than-temporary impairment losses
- Noninterest expense down $21 million, reflecting the impact of other notable items expense recorded in 3Q16
- Provision for credit losses down $3 million, reflecting lower non-core net charge-offs partially offset by a higher reserve build

Citizens Financial Group, Inc.
27

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $ % $ % $ % Noninterest income, Adjusted: Noninterest income (GAAP) $381 $370 $379 $377 $435 $11 0.03 $-54 -0.12 $1,130 $1,120 $10 0.01 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Noninterest income, Adjusted (non-GAAP) $381 $370 $379 $377 $368 $11 0.03 $13 0.04 $1,130 $1,053 $77 7.0000000000000007E-2 Total revenue, Adjusted: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 0.03 $130 0.1 $4,223 $3,825 $398 0.1 Noninterest expense, Adjusted: Noninterest expense (GAAP) C $858 $864 $854 $847 $867 $-6 -0.01 $-9 -0.01 $2,576 $2,505 $71 0.03 Less: Notable items — — — — 36 — — -36 -,100 — 36 -36 -,100 Noninterest expense, Adjusted (non-GAAP) D $858 $864 $854 $847 $831 $-6 -0.01 $27 0.03 $2,576 $2,469 $107 0.04 Pre-provision profit: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Noninterest expense (GAAP) C 858 864 854 847 867 -6 -1 -9 -1 2,576 2,505 71 3 Pre-provision profit (GAAP) $585 $532 $530 $516 $513 $53 0.1 $72 0.14000000000000001 $1,647 $1,387 $260 0.19 Pre-provision profit, Adjusted: Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 0.03 $130 0.1 $4,223 $3,825 $398 0.1 Less: Noninterest expense, Adjusted (non-GAAP) D 858 864 854 847 831 -6 -1 27 3 2,576 2,469 107 4 Pre-provision profit, Adjusted (non-GAAP) $585 $532 $530 $516 $482 $53 0.1 $103 0.21 $1,647 $1,356 $291 0.21 Income before income tax expense, Adjusted: Income before income tax expense (GAAP) $513 $462 $434 $414 $427 $51 0.11 $86 0.2 $1,409 $1,120 $289 0.26 Less: Income before income tax expense (benefit) related to notable items — — — — 31 — — -31 -,100 — 31 -31 -,100 Income before income tax expense, Adjusted (non-GAAP) $513 $462 $434 $414 $396 $51 0.11 $117 0.3 $1,409 $1,089 $320 0.28999999999999998 Income tax expense, Adjusted: Income tax expense (GAAP) $165 $144 $114 $132 $130 $21 0.15 $35 0.27 $423 $357 $66 0.18 Less: Income tax expense (benefit) related to notable items — — — — 12 — — -12 -,100 — 12 -12 -,100 Income tax expense, Adjusted (non-GAAP) $165 $144 $114 $132 $118 $21 0.15 $47 0.4 $423 $345 $78 0.23 Net income, Adjusted: Net income (GAAP) E $348 $318 $320 $282 $297 $30 0.09 $51 0.17 $986 $763 $223 0.28999999999999998 Add: Notable items, net of income tax expense (benefit) — — — — -19 — — 19 100 — -19 19 100 Net income, Adjusted (non-GAAP) F $348 $318 $320 $282 $278 $30 0.09 $70 0.25 $986 $744 $242 0.33 Net income available to common stockholders, Adjusted: Net income available to common stockholders (GAAP) G $341 $318 $313 $282 $290 $23 7.0000000000000007E-2 $51 0.18 $972 $749 $223 0.3 Add: Notable items, net of income tax expense (benefit) — — — — -19 — — 19 100 — -19 19 100 Net income available to common stockholders, Adjusted (non-GAAP) H $341 $318 $313 $282 $271 $23 7.0000000000000007E-2 $70 0.26 $972 $730 $242 0.33 KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Operating leverage: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 3.3700000000000001 $63 4.5699999999999998 $4,223 $3,892 $331 8.5000000000000006 Less: Noninterest expense (GAAP) C 858 864 854 847 867 -6 -0.69 -9 -1.04 2,576 2,505 71 2.83 Operating leverage 4.0599999999999997 5.6099999999999997 5.67 Operating leverage, Adjusted: Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 3.3700000000000001 $130 9.9000000000000005 $4,223 $3,825 $398 0.1041 Less: Noninterest expense, Adjusted (non-GAAP) D 858 864 854 847 831 -6 -0.69 27 3.25 2,576 2,469 107 4.33 Operating leverage, Adjusted (non-GAAP) 4.0599999999999997 6.6500000000000004 6.08 Efficiency ratio and efficiency ratio, Adjusted: Efficiency ratio C/A 0.59409999999999996 0.61939999999999995 0.61680000000000001 0.62180000000000002 0.62880000000000003 -,253 bps -,347 bps 0.6099 0.64359999999999995 -,337 bps Efficiency ratio, Adjusted (non-GAAP) D/B 59.41 61.94 61.68 62.18 63.31 -,253 bps -,390 bps 60.99 64.540000000000006 -,355 bps Return on average common equity and return on average common equity, Adjusted: Average common equity (GAAP) I $19,728 $19,659 $19,460 $19,645 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Return on average common equity G/I 6.8699999999999997 6.4799999999999996 6.5199999999999994 5.7000000000000002 5.8200000000000002 39 bps 105 bps 6.6299999999999998 5.0799999999999998 155 bps Return on average common equity, Adjusted (non-GAAP) H/I 6.87 6.48 6.52 5.7 5.44 39 bps 143 bps 6.63 4.95 168 bps Return on average tangible common equity and return on average tangible common equity, Adjusted: Average common equity (GAAP) I $19,728 $19,659 $19,460 $19,645 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 523 509 3 1 28 6 535 495 40 8 Average tangible common equity J $13,376 $13,309 $13,115 $13,291 $13,442 $67 0.01 $-66 —% $13,268 $13,332 $-64 —% Return on average tangible common equity G/J 0.1013 9.5699999999999993 9.6799999999999997 8.43 8.5800000000000001 56 bps 155 bps 9.8000000000000004 7.51 229 bps Return on average tangible common equity, Adjusted (non-GAAP) H/J 10.130000000000001 9.57 9.68 8.43 8.02 56 bps 211 bps 9.8000000000000007 7.32 248 bps Return on average total assets and return on average total assets, Adjusted: Average total assets (GAAP) K $,150,012 $,149,878 $,148,786 $,147,315 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $-64 0.05 Return on average total assets E/K .91999999999999998 .85000000000000006 .86999999999999994 .76 .82000000000000007 7 bps 10 bps .88000000000000005 .71999999999999998 16 bps Return on average total assets, Adjusted (non-GAAP) F/K 0.92 0.85 0.87 0.76 0.77 7 bps 15 bps 0.88 0.7 18 bps Return on average total tangible assets and return on average total tangible assets, Adjusted: Average total assets (GAAP) K $,150,012 $,149,878 $,148,786 $,147,315 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 523 509 3 1 28 6 535 495 40 8 Average tangible assets L $,143,660 $,143,528 $,142,441 $,140,961 $,138,031 $132 —% $5,629 0.04 $,143,214 $,135,412 $7,802 0.06 Return on average total tangible assets E/L .95999999999999992 .88999999999999999 .91000000000000004 .79000000000000008 .86 7 bps 10 bps .91999999999999998 .74999999999999997 17 bps Return on average total tangible assets, Adjusted (non-GAAP) F/L 0.96 0.89 0.91 0.79 0.8 7 bps 16 bps 0.92 0.73 19 bps KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Tangible book value per common share: Common shares - at end of period (GAAP) M ,499,505,285 ,505,880,851 ,509,515,646 ,511,954,871 ,518,148,345 -6,375,566 -0.01 ,-18,643,060 -0.04 ,499,505,285 ,518,148,345 ,-18,643,060 -0.04 Common stockholders' equity (GAAP) $19,862 $19,817 $19,600 $19,499 $19,934 $45 — $-72 — $19,862 $19,934 $-72 — Less: Goodwill (GAAP) 6,887 6,887 6,876 6,876 6,876 — — 11 — 6,887 6,876 11 — Less: Other intangible assets (GAAP) 2 2 — 1 1 — — 1 100 2 1 1 100 Add: Deferred tax liabilities related to goodwill (GAAP) 539 535 534 532 519 4 1 20 4 539 519 20 4 Tangible common equity N $13,512 $13,463 $13,258 $13,154 $13,576 $49 —% $-64 —% $13,512 $13,576 $-64 —% Tangible book value per common share N/M 27.05 26.61 26.02 25.69 26.2 0.44 0.02 0.85 0.03 27.05 26.2 0.85 0.03 Net income per average common share - basic and diluted, Adjusted: Average common shares outstanding - basic (GAAP) O ,500,861,076 ,506,371,846 ,509,451,450 ,512,015,920 ,519,458,976 -5,510,770 -0.01 ,-18,597,900 -0.04 ,505,529,991 ,525,477,273 ,-19,947,282 -0.04 Average common shares outstanding - diluted (GAAP) P ,502,157,384 ,507,414,122 ,511,348,200 ,513,897,085 ,521,122,466 -5,256,738 -1 ,-18,965,082 -4 ,507,062,805 ,527,261,384 ,-20,198,579 -4 Net income available to common stockholders (GAAP) G $341 $318 $313 $282 $290 $23 7 $51 18 $972 $749 $223 30 Net income per average common share - basic (GAAP) G/O 0.68 0.63 0.61 0.55000000000000004 0.56000000000000005 0.05 8 0.12 21 1.92 1.43 0.49 34 Net income per average common share - diluted (GAAP) G/P 0.68 0.63 0.61 0.55000000000000004 0.56000000000000005 0.05 8 0.12 21 1.92 1.42 0.5 35 Net income available to common stockholders, Adjusted (non-GAAP) H 341 318 313 282 271 23 7 70 26 972 730 242 33 Net income per average common share - basic, Adjusted (non-GAAP) H/O 0.68 0.63 0.61 0.55000000000000004 0.52 0.05 8 0.16 31 1.92 1.39 0.53 38 Net income per average common share - diluted, Adjusted (non-GAAP) H/P 0.68 0.63 0.61 0.55000000000000004 0.52 0.05 8 0.16 31 1.92 1.39 0.53 38 Pro forma U.S. Basel III fully phased-in common equity tier 1 capital ratio1: Common equity tier 1 capital (regulatory) $14,093 $14,057 $13,941 $13,822 $13,763 Less: Change in DTA and other threshold deductions (GAAP) — — — — — Pro forma Basel III fully phased-in common equity tier 1 capital Q $14,093 $14,057 $13,941 $13,822 $13,763 Risk-weighted assets (regulatory general risk weight approach) $,127,204 $,125,774 $,124,881 $,123,857 $,121,612 Add: Net change in credit and other risk-weighted assets (regulatory) 251 249 247 244 228 Pro forma Basel III standardized approach risk-weighted assets R $,127,455 $,126,023 $,125,128 $,124,101 $,121,840 Pro forma Basel III fully phased-in common equity tier 1 capital ratio1 Q/R 0.111 0.112 0.111 0.111 0.113 1 U.S. Basel III ratios assume certain definitions impacting qualifying U.S. Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015. KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $ % $ % $ % Other income, Adjusted Other income (GAAP) $18 $2 $24 $25 $87 $16 NM $-69 -0.79 $44 $122 $-78 -0.64 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Other income, Adjusted (non-GAAP) $18 $2 $24 $25 $20 $16 NM $-2 -0.1 $44 $55 $-11 -0.2 Salaries and employee benefits, Adjusted: Salaries and employee benefits (GAAP) $436 $432 $444 $420 $432 $4 0.01 $4 0.01 $1,312 $1,289 $23 0.02 Less: Notable items — — — — 11 — — -11 -,100 — 11 -11 -,100 Salaries and employee benefits, Adjusted (non-GAAP) $436 $432 $444 $420 $421 $4 0.01 $15 0.04 $1,312 $1,278 $34 0.03 Outside services, Adjusted: Outside services (GAAP) $99 $96 $91 $98 $102 $3 0.03 $-3 -0.03 $286 $279 $7 0.03 Less: Notable items — — — — 8 — — -8 -,100 — 8 -8 -,100 Outside services, Adjusted (non-GAAP) $99 $96 $91 $98 $94 $3 0.03 $5 0.05 $286 $271 $15 0.06 Occupancy, Adjusted: Occupancy (GAAP) $78 $79 $82 $77 $78 $-1 -0.01 $— —% $239 $230 $9 0.04 Less: Notable items — — — — — — — — — $— — — — — Occupancy, Adjusted (non-GAAP) $78 $79 $82 $77 $78 $-1 -0.01 $— —% $239 $230 $9 0.04 Equipment expense, Adjusted: Equipment expense (GAAP) $65 $64 $67 $69 $65 $1 0.02 $— —% $196 $194 $2 0.01 Less: Notable items — — — — — — — — — — — — — Equipment expense, Adjusted (non-GAAP) $65 $64 $67 $69 $65 $1 0.02 $— —% $196 $194 $2 0.01 Amortization of software, Adjusted: Amortization of software (GAAP) $45 $45 $44 $44 $46 $— —% $-1 -0.02 $134 $126 $8 0.06 Less: Notable items — — — — 3 — — -3 -,100 — 3 -3 -,100 Amortization of software, Adjusted (non-GAAP) $45 $45 $44 $44 $43 $— —% $2 0.05 $134 $123 $11 0.09 Other operating expense, Adjusted: Other operating expense (GAAP) $135 $148 $126 $139 $144 $-13 -0.09 $-9 -0.06 $409 $387 $22 0.06 Less: Notable items — — — — 14 — — -14 -,100 — 14 -14 -,100 Other operating expense, Adjusted (non-GAAP) $135 $148 $126 $139 $130 $-13 -0.09 $5 0.04 $409 $373 $36 0.1

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $ % $ % $ % Noninterest income, Adjusted: Noninterest income (GAAP) $381 $370 $379 $377 $435 $11 0.03 $-54 -0.12 $1,130 $1,120 $10 0.01 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Noninterest income, Adjusted (non-GAAP) $381 $370 $379 $377 $368 $11 0.03 $13 0.04 $1,130 $1,053 $77 7.0000000000000007E-2 Total revenue, Adjusted: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 0.03 $130 0.1 $4,223 $3,825 $398 0.1 Noninterest expense, Adjusted: Noninterest expense (GAAP) C $858 $864 $854 $847 $867 $-6 -0.01 $-9 -0.01 $2,576 $2,505 $71 0.03 Less: Notable items — — — — 36 — — -36 -,100 — 36 -36 -,100 Noninterest expense, Adjusted (non-GAAP) D $858 $864 $854 $847 $831 $-6 -0.01 $27 0.03 $2,576 $2,469 $107 0.04 Pre-provision profit: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Noninterest expense (GAAP) C 858 864 854 847 867 -6 -1 -9 -1 2,576 2,505 71 3 Pre-provision profit (GAAP) $585 $532 $530 $516 $513 $53 0.1 $72 0.14000000000000001 $1,647 $1,387 $260 0.19 Pre-provision profit, Adjusted: Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 0.03 $130 0.1 $4,223 $3,825 $398 0.1 Less: Noninterest expense, Adjusted (non-GAAP) D 858 864 854 847 831 -6 -1 27 3 2,576 2,469 107 4 Pre-provision profit, Adjusted (non-GAAP) $585 $532 $530 $516 $482 $53 0.1 $103 0.21 $1,647 $1,356 $291 0.21 Income before income tax expense, Adjusted: Income before income tax expense (GAAP) $513 $462 $434 $414 $427 $51 0.11 $86 0.2 $1,409 $1,120 $289 0.26 Less: Income before income tax expense (benefit) related to notable items — — — — 31 — — -31 -,100 — 31 -31 -,100 Income before income tax expense, Adjusted (non-GAAP) $513 $462 $434 $414 $396 $51 0.11 $117 0.3 $1,409 $1,089 $320 0.28999999999999998 Income tax expense, Adjusted: Income tax expense (GAAP) $165 $144 $114 $132 $130 $21 0.15 $35 0.27 $423 $357 $66 0.18 Less: Income tax expense (benefit) related to notable items — — — — 12 — — -12 -,100 — 12 -12 -,100 Income tax expense, Adjusted (non-GAAP) $165 $144 $114 $132 $118 $21 0.15 $47 0.4 $423 $345 $78 0.23 Net income, Adjusted: Net income (GAAP) E $348 $318 $320 $282 $297 $30 0.09 $51 0.17 $986 $763 $223 0.28999999999999998 Add: Notable items, net of income tax expense (benefit) — — — — -19 — — 19 100 — -19 19 100 Net income, Adjusted (non-GAAP) F $348 $318 $320 $282 $278 $30 0.09 $70 0.25 $986 $744 $242 0.33 Net income available to common stockholders, Adjusted: Net income available to common stockholders (GAAP) G $341 $318 $313 $282 $290 $23 7.0000000000000007E-2 $51 0.18 $972 $749 $223 0.3 Add: Notable items, net of income tax expense (benefit) — — — — -19 — — 19 100 — -19 19 100 Net income available to common stockholders, Adjusted (non-GAAP) H $341 $318 $313 $282 $271 $23 7.0000000000000007E-2 $70 0.26 $972 $730 $242 0.33 KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Operating leverage: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 3.3700000000000001 $63 4.5699999999999998 $4,223 $3,892 $331 8.5000000000000006 Less: Noninterest expense (GAAP) C 858 864 854 847 867 -6 -0.69 -9 -1.04 2,576 2,505 71 2.83 Operating leverage 4.0599999999999997 5.6099999999999997 5.67 Operating leverage, Adjusted: Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 3.3700000000000001 $130 9.9000000000000005 $4,223 $3,825 $398 0.1041 Less: Noninterest expense, Adjusted (non-GAAP) D 858 864 854 847 831 -6 -0.69 27 3.25 2,576 2,469 107 4.33 Operating leverage, Adjusted (non-GAAP) 4.0599999999999997 6.6500000000000004 6.08 Efficiency ratio and efficiency ratio, Adjusted: Efficiency ratio C/A 0.59409999999999996 0.61939999999999995 0.61680000000000001 0.62180000000000002 0.62880000000000003 -,253 bps -,347 bps 0.6099 0.64359999999999995 -,337 bps Efficiency ratio, Adjusted (non-GAAP) D/B 59.41 61.94 61.68 62.18 63.31 -,253 bps -,390 bps 60.99 64.540000000000006 -,355 bps Return on average common equity and return on average common equity, Adjusted: Average common equity (GAAP) I $19,728 $19,659 $19,460 $19,645 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Return on average common equity G/I 6.8699999999999997 6.4799999999999996 6.5199999999999994 5.7000000000000002 5.8200000000000002 39 bps 105 bps 6.6299999999999998 5.0799999999999998 155 bps Return on average common equity, Adjusted (non-GAAP) H/I 6.87 6.48 6.52 5.7 5.44 39 bps 143 bps 6.63 4.95 168 bps Return on average tangible common equity and return on average tangible common equity, Adjusted: Average common equity (GAAP) I $19,728 $19,659 $19,460 $19,645 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 523 509 3 1 28 6 535 495 40 8 Average tangible common equity J $13,376 $13,309 $13,115 $13,291 $13,442 $67 0.01 $-66 —% $13,268 $13,332 $-64 —% Return on average tangible common equity G/J 0.1013 9.5699999999999993 9.6799999999999997 8.43 8.5800000000000001 56 bps 155 bps 9.8000000000000004 7.51 229 bps Return on average tangible common equity, Adjusted (non-GAAP) H/J 10.130000000000001 9.57 9.68 8.43 8.02 56 bps 211 bps 9.8000000000000007 7.32 248 bps Return on average total assets and return on average total assets, Adjusted: Average total assets (GAAP) K $,150,012 $,149,878 $,148,786 $,147,315 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $-64 0.05 Return on average total assets E/K .91999999999999998 .85000000000000006 .86999999999999994 .76 .82000000000000007 7 bps 10 bps .88000000000000005 .71999999999999998 16 bps Return on average total assets, Adjusted (non-GAAP) F/K 0.92 0.85 0.87 0.76 0.77 7 bps 15 bps 0.88 0.7 18 bps Return on average total tangible assets and return on average total tangible assets, Adjusted: Average total assets (GAAP) K $,150,012 $,149,878 $,148,786 $,147,315 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 523 509 3 1 28 6 535 495 40 8 Average tangible assets L $,143,660 $,143,528 $,142,441 $,140,961 $,138,031 $132 —% $5,629 0.04 $,143,214 $,135,412 $7,802 0.06 Return on average total tangible assets E/L .95999999999999992 .88999999999999999 .91000000000000004 .79000000000000008 .86 7 bps 10 bps .91999999999999998 .74999999999999997 17 bps Return on average total tangible assets, Adjusted (non-GAAP) F/L 0.96 0.89 0.91 0.79 0.8 7 bps 16 bps 0.92 0.73 19 bps KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Tangible book value per common share: Common shares - at end of period (GAAP) M ,499,505,285 ,505,880,851 ,509,515,646 ,511,954,871 ,518,148,345 -6,375,566 -0.01 ,-18,643,060 -0.04 ,499,505,285 ,518,148,345 ,-18,643,060 -0.04 Common stockholders' equity (GAAP) $19,862 $19,817 $19,600 $19,499 $19,934 $45 — $-72 — $19,862 $19,934 $-72 — Less: Goodwill (GAAP) 6,887 6,887 6,876 6,876 6,876 — — 11 — 6,887 6,876 11 — Less: Other intangible assets (GAAP) 2 2 — 1 1 — — 1 100 2 1 1 100 Add: Deferred tax liabilities related to goodwill (GAAP) 539 535 534 532 519 4 1 20 4 539 519 20 4 Tangible common equity N $13,512 $13,463 $13,258 $13,154 $13,576 $49 —% $-64 —% $13,512 $13,576 $-64 —% Tangible book value per common share N/M 27.05 26.61 26.02 25.69 26.2 0.44 0.02 0.85 0.03 27.05 26.2 0.85 0.03 Net income per average common share - basic and diluted, Adjusted: Average common shares outstanding - basic (GAAP) O ,500,861,076 ,506,371,846 ,509,451,450 ,512,015,920 ,519,458,976 -5,510,770 -0.01 ,-18,597,900 -0.04 ,505,529,991 ,525,477,273 ,-19,947,282 -0.04 Average common shares outstanding - diluted (GAAP) P ,502,157,384 ,507,414,122 ,511,348,200 ,513,897,085 ,521,122,466 -5,256,738 -1 ,-18,965,082 -4 ,507,062,805 ,527,261,384 ,-20,198,579 -4 Net income available to common stockholders (GAAP) G $341 $318 $313 $282 $290 $23 7 $51 18 $972 $749 $223 30 Net income per average common share - basic (GAAP) G/O 0.68 0.63 0.61 0.55000000000000004 0.56000000000000005 0.05 8 0.12 21 1.92 1.43 0.49 34 Net income per average common share - diluted (GAAP) G/P 0.68 0.63 0.61 0.55000000000000004 0.56000000000000005 0.05 8 0.12 21 1.92 1.42 0.5 35 Net income available to common stockholders, Adjusted (non-GAAP) H 341 318 313 282 271 23 7 70 26 972 730 242 33 Net income per average common share - basic, Adjusted (non-GAAP) H/O 0.68 0.63 0.61 0.55000000000000004 0.52 0.05 8 0.16 31 1.92 1.39 0.53 38 Net income per average common share - diluted, Adjusted (non-GAAP) H/P 0.68 0.63 0.61 0.55000000000000004 0.52 0.05 8 0.16 31 1.92 1.39 0.53 38 Pro forma U.S. Basel III fully phased-in common equity tier 1 capital ratio1: Common equity tier 1 capital (regulatory) $14,093 $14,057 $13,941 $13,822 $13,763 Less: Change in DTA and other threshold deductions (GAAP) — — — — — Pro forma Basel III fully phased-in common equity tier 1 capital Q $14,093 $14,057 $13,941 $13,822 $13,763 Risk-weighted assets (regulatory general risk weight approach) $,127,203 $,125,774 $,124,881 $,123,857 $,121,612 Add: Net change in credit and other risk-weighted assets (regulatory) 251 249 247 244 228 Pro forma Basel III standardized approach risk-weighted assets R $,127,454 $,126,023 $,125,128 $,124,101 $,121,840 Pro forma Basel III fully phased-in common equity tier 1 capital ratio1 Q/R 0.111 0.112 0.111 0.111 0.113 1 U.S. Basel III ratios assume certain definitions impacting qualifying U.S. Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015. KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $ % $ % $ % Other income, Adjusted Other income (GAAP) $18 $2 $24 $25 $87 $16 NM $-69 -0.79 $44 $122 $-78 -0.64 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Other income, Adjusted (non-GAAP) $18 $2 $24 $25 $20 $16 NM $-2 -0.1 $44 $55 $-11 -0.2 Salaries and employee benefits, Adjusted: Salaries and employee benefits (GAAP) $436 $432 $444 $420 $432 $4 0.01 $4 0.01 $1,312 $1,289 $23 0.02 Less: Notable items — — — — 11 — — -11 -,100 — 11 -11 -,100 Salaries and employee benefits, Adjusted (non-GAAP) $436 $432 $444 $420 $421 $4 0.01 $15 0.04 $1,312 $1,278 $34 0.03 Outside services, Adjusted: Outside services (GAAP) $99 $96 $91 $98 $102 $3 0.03 $-3 -0.03 $286 $279 $7 0.03 Less: Notable items — — — — 8 — — -8 -,100 — 8 -8 -,100 Outside services, Adjusted (non-GAAP) $99 $96 $91 $98 $94 $3 0.03 $5 0.05 $286 $271 $15 0.06 Occupancy, Adjusted: Occupancy (GAAP) $78 $79 $82 $77 $78 $-1 -0.01 $— —% $239 $230 $9 0.04 Less: Notable items — — — — — — — — — $— — — — — Occupancy, Adjusted (non-GAAP) $78 $79 $82 $77 $78 $-1 -0.01 $— —% $239 $230 $9 0.04 Equipment expense, Adjusted: Equipment expense (GAAP) $65 $64 $67 $69 $65 $1 0.02 $— —% $196 $194 $2 0.01 Less: Notable items — — — — — — — — — — — — — Equipment expense, Adjusted (non-GAAP) $65 $64 $67 $69 $65 $1 0.02 $— —% $196 $194 $2 0.01 Amortization of software, Adjusted: Amortization of software (GAAP) $45 $45 $44 $44 $46 $— —% $-1 -0.02 $134 $126 $8 0.06 Less: Notable items — — — — 3 — — -3 -,100 — 3 -3 -,100 Amortization of software, Adjusted (non-GAAP) $45 $45 $44 $44 $43 $— —% $2 0.05 $134 $123 $11 0.09 Other operating expense, Adjusted: Other operating expense (GAAP) $135 $148 $126 $139 $144 $-13 -0.09 $-9 -0.06 $409 $387 $22 0.06 Less: Notable items — — — — 14 — — -14 -,100 — 14 -14 -,100 Other operating expense, Adjusted (non-GAAP) $135 $148 $126 $139 $130 $-13 -0.09 $5 0.04 $409 $373 $36 0.1

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data 1 U.S. Basel III ratios assume certain definitions impacting qualifying U.S. Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015. KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $ % $ % $ % Noninterest income, Adjusted: Noninterest income (GAAP) $381 $370 $379 $377 $435 $11 0.03 $-54 -0.12 $1,130 $1,120 $10 0.01 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Noninterest income, Adjusted (non-GAAP) $381 $370 $379 $377 $368 $11 0.03 $13 0.04 $1,130 $1,053 $77 7.0000000000000007E-2 Total revenue, Adjusted: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 0.03 $130 0.1 $4,223 $3,825 $398 0.1 Noninterest expense, Adjusted: Noninterest expense (GAAP) C $858 $864 $854 $847 $867 $-6 -0.01 $-9 -0.01 $2,576 $2,505 $71 0.03 Less: Notable items — — — — 36 — — -36 -,100 — 36 -36 -,100 Noninterest expense, Adjusted (non-GAAP) D $858 $864 $854 $847 $831 $-6 -0.01 $27 0.03 $2,576 $2,469 $107 0.04 Pre-provision profit: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Noninterest expense (GAAP) C 858 864 854 847 867 -6 -1 -9 -1 2,576 2,505 71 3 Pre-provision profit (GAAP) $585 $532 $530 $516 $513 $53 0.1 $72 0.14000000000000001 $1,647 $1,387 $260 0.19 Pre-provision profit, Adjusted: Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 0.03 $130 0.1 $4,223 $3,825 $398 0.1 Less: Noninterest expense, Adjusted (non-GAAP) D 858 864 854 847 831 -6 -1 27 3 2,576 2,469 107 4 Pre-provision profit, Adjusted (non-GAAP) $585 $532 $530 $516 $482 $53 0.1 $103 0.21 $1,647 $1,356 $291 0.21 Income before income tax expense, Adjusted: Income before income tax expense (GAAP) $513 $462 $434 $414 $427 $51 0.11 $86 0.2 $1,409 $1,120 $289 0.26 Less: Income before income tax expense (benefit) related to notable items — — — — 31 — — -31 -,100 — 31 -31 -,100 Income before income tax expense, Adjusted (non-GAAP) $513 $462 $434 $414 $396 $51 0.11 $117 0.3 $1,409 $1,089 $320 0.28999999999999998 Income tax expense, Adjusted: Income tax expense (GAAP) $165 $144 $114 $132 $130 $21 0.15 $35 0.27 $423 $357 $66 0.18 Less: Income tax expense (benefit) related to notable items — — — — 12 — — -12 -,100 — 12 -12 -,100 Income tax expense, Adjusted (non-GAAP) $165 $144 $114 $132 $118 $21 0.15 $47 0.4 $423 $345 $78 0.23 Net income, Adjusted: Net income (GAAP) E $348 $318 $320 $282 $297 $30 0.09 $51 0.17 $986 $763 $223 0.28999999999999998 Add: Notable items, net of income tax expense (benefit) — — — — -19 — — 19 100 — -19 19 100 Net income, Adjusted (non-GAAP) F $348 $318 $320 $282 $278 $30 0.09 $70 0.25 $986 $744 $242 0.33 Net income available to common stockholders, Adjusted: Net income available to common stockholders (GAAP) G $341 $318 $313 $282 $290 $23 7.0000000000000007E-2 $51 0.18 $972 $749 $223 0.3 Add: Notable items, net of income tax expense (benefit) — — — — -19 — — 19 100 — -19 19 100 Net income available to common stockholders, Adjusted (non-GAAP) H $341 $318 $313 $282 $271 $23 7.0000000000000007E-2 $70 0.26 $972 $730 $242 0.33 KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Operating leverage: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 3.3700000000000001 $63 4.5699999999999998 $4,223 $3,892 $331 8.5000000000000006 Less: Noninterest expense (GAAP) C 858 864 854 847 867 -6 -0.69 -9 -1.04 2,576 2,505 71 2.83 Operating leverage 4.0599999999999997 5.6099999999999997 5.67 Operating leverage, Adjusted: Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 3.3700000000000001 $130 9.9000000000000005 $4,223 $3,825 $398 0.1041 Less: Noninterest expense, Adjusted (non-GAAP) D 858 864 854 847 831 -6 -0.69 27 3.25 2,576 2,469 107 4.33 Operating leverage, Adjusted (non-GAAP) 4.0599999999999997 6.6500000000000004 6.08 Efficiency ratio and efficiency ratio, Adjusted: Efficiency ratio C/A 0.59409999999999996 0.61939999999999995 0.61680000000000001 0.62180000000000002 0.62880000000000003 -,253 bps -,347 bps 0.6099 0.64359999999999995 -,337 bps Efficiency ratio, Adjusted (non-GAAP) D/B 59.41 61.94 61.68 62.18 63.31 -,253 bps -,390 bps 60.99 64.540000000000006 -,355 bps Return on average common equity and return on average common equity, Adjusted: Average common equity (GAAP) I $19,728 $19,659 $19,460 $19,645 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Return on average common equity G/I 6.8699999999999997 6.4799999999999996 6.5199999999999994 5.7000000000000002 5.8200000000000002 39 bps 105 bps 6.6299999999999998 5.0799999999999998 155 bps Return on average common equity, Adjusted (non-GAAP) H/I 6.87 6.48 6.52 5.7 5.44 39 bps 143 bps 6.63 4.95 168 bps Return on average tangible common equity and return on average tangible common equity, Adjusted: Average common equity (GAAP) I $19,728 $19,659 $19,460 $19,645 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 523 509 3 1 28 6 535 495 40 8 Average tangible common equity J $13,376 $13,309 $13,115 $13,291 $13,442 $67 0.01 $-66 —% $13,268 $13,332 $-64 —% Return on average tangible common equity G/J 0.1013 9.5699999999999993 9.6799999999999997 8.43 8.5800000000000001 56 bps 155 bps 9.8000000000000004 7.51 229 bps Return on average tangible common equity, Adjusted (non-GAAP) H/J 10.130000000000001 9.57 9.68 8.43 8.02 56 bps 211 bps 9.8000000000000007 7.32 248 bps Return on average total assets and return on average total assets, Adjusted: Average total assets (GAAP) K $,150,012 $,149,878 $,148,786 $,147,315 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $-64 0.05 Return on average total assets E/K .91999999999999998 .85000000000000006 .86999999999999994 .76 .82000000000000007 7 bps 10 bps .88000000000000005 .71999999999999998 16 bps Return on average total assets, Adjusted (non-GAAP) F/K 0.92 0.85 0.87 0.76 0.77 7 bps 15 bps 0.88 0.7 18 bps Return on average total tangible assets and return on average total tangible assets, Adjusted: Average total assets (GAAP) K $,150,012 $,149,878 $,148,786 $,147,315 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 523 509 3 1 28 6 535 495 40 8 Average tangible assets L $,143,660 $,143,528 $,142,441 $,140,961 $,138,031 $132 —% $5,629 0.04 $,143,214 $,135,412 $7,802 0.06 Return on average total tangible assets E/L .95999999999999992 .88999999999999999 .91000000000000004 .79000000000000008 .86 7 bps 10 bps .91999999999999998 .74999999999999997 17 bps Return on average total tangible assets, Adjusted (non-GAAP) F/L 0.96 0.89 0.91 0.79 0.8 7 bps 16 bps 0.92 0.73 19 bps KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Tangible book value per common share: Common shares - at end of period (GAAP) M ,499,505,285 ,505,880,851 ,509,515,646 ,511,954,871 ,518,148,345 -6,375,566 -0.01 ,-18,643,060 -0.04 ,499,505,285 ,518,148,345 ,-18,643,060 -0.04 Common stockholders' equity (GAAP) $19,862 $19,817 $19,600 $19,499 $19,934 $45 — $-72 — $19,862 $19,934 $-72 — Less: Goodwill (GAAP) 6,887 6,887 6,876 6,876 6,876 — — 11 — 6,887 6,876 11 — Less: Other intangible assets (GAAP) 2 2 — 1 1 — — 1 100 2 1 1 100 Add: Deferred tax liabilities related to goodwill (GAAP) 539 535 534 532 519 4 1 20 4 539 519 20 4 Tangible common equity N $13,512 $13,463 $13,258 $13,154 $13,576 $49 —% $-64 —% $13,512 $13,576 $-64 —% Tangible book value per common share N/M 27.05 26.61 26.02 25.69 26.2 0.44 0.02 0.85 0.03 27.05 26.2 0.85 0.03 Net income per average common share - basic and diluted, Adjusted: Average common shares outstanding - basic (GAAP) O ,500,861,076 ,506,371,846 ,509,451,450 ,512,015,920 ,519,458,976 -5,510,770 -0.01 ,-18,597,900 -0.04 ,505,529,991 ,525,477,273 ,-19,947,282 -0.04 Average common shares outstanding - diluted (GAAP) P ,502,157,384 ,507,414,122 ,511,348,200 ,513,897,085 ,521,122,466 -5,256,738 -1 ,-18,965,082 -4 ,507,062,805 ,527,261,384 ,-20,198,579 -4 Net income available to common stockholders (GAAP) G $341 $318 $313 $282 $290 $23 7 $51 18 $972 $749 $223 30 Net income per average common share - basic (GAAP) G/O 0.68 0.63 0.61 0.55000000000000004 0.56000000000000005 0.05 8 0.12 21 1.92 1.43 0.49 34 Net income per average common share - diluted (GAAP) G/P 0.68 0.63 0.61 0.55000000000000004 0.56000000000000005 0.05 8 0.12 21 1.92 1.42 0.5 35 Net income available to common stockholders, Adjusted (non-GAAP) H 341 318 313 282 271 23 7 70 26 972 730 242 33 Net income per average common share - basic, Adjusted (non-GAAP) H/O 0.68 0.63 0.61 0.55000000000000004 0.52 0.05 8 0.16 31 1.92 1.39 0.53 38 Net income per average common share - diluted, Adjusted (non-GAAP) H/P 0.68 0.63 0.61 0.55000000000000004 0.52 0.05 8 0.16 31 1.92 1.39 0.53 38 Pro forma U.S. Basel III fully phased-in common equity tier 1 capital ratio1: Common equity tier 1 capital (regulatory) $14,093 $14,057 $13,941 $13,822 $13,763 Less: Change in DTA and other threshold deductions (GAAP) — — — — — Pro forma Basel III fully phased-in common equity tier 1 capital Q $14,093 $14,057 $13,941 $13,822 $13,763 Risk-weighted assets (regulatory general risk weight approach) $,127,203 $,125,774 $,124,881 $,123,857 $,121,612 Add: Net change in credit and other risk-weighted assets (regulatory) 251 249 247 244 228 Pro forma Basel III standardized approach risk-weighted assets R $,127,454 $,126,023 $,125,128 $,124,101 $,121,840 Pro forma Basel III fully phased-in common equity tier 1 capital ratio1 Q/R 0.111 0.112 0.111 0.111 0.113 1 U.S. Basel III ratios assume certain definitions impacting qualifying U.S. Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015. KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $ % $ % $ % Other income, Adjusted Other income (GAAP) $18 $2 $24 $25 $87 $16 NM $-69 -0.79 $44 $122 $-78 -0.64 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Other income, Adjusted (non-GAAP) $18 $2 $24 $25 $20 $16 NM $-2 -0.1 $44 $55 $-11 -0.2 Salaries and employee benefits, Adjusted: Salaries and employee benefits (GAAP) $436 $432 $444 $420 $432 $4 0.01 $4 0.01 $1,312 $1,289 $23 0.02 Less: Notable items — — — — 11 — — -11 -,100 — 11 -11 -,100 Salaries and employee benefits, Adjusted (non-GAAP) $436 $432 $444 $420 $421 $4 0.01 $15 0.04 $1,312 $1,278 $34 0.03 Outside services, Adjusted: Outside services (GAAP) $99 $96 $91 $98 $102 $3 0.03 $-3 -0.03 $286 $279 $7 0.03 Less: Notable items — — — — 8 — — -8 -,100 — 8 -8 -,100 Outside services, Adjusted (non-GAAP) $99 $96 $91 $98 $94 $3 0.03 $5 0.05 $286 $271 $15 0.06 Occupancy, Adjusted: Occupancy (GAAP) $78 $79 $82 $77 $78 $-1 -0.01 $— —% $239 $230 $9 0.04 Less: Notable items — — — — — — — — — $— — — — — Occupancy, Adjusted (non-GAAP) $78 $79 $82 $77 $78 $-1 -0.01 $— —% $239 $230 $9 0.04 Equipment expense, Adjusted: Equipment expense (GAAP) $65 $64 $67 $69 $65 $1 0.02 $— —% $196 $194 $2 0.01 Less: Notable items — — — — — — — — — — — — — Equipment expense, Adjusted (non-GAAP) $65 $64 $67 $69 $65 $1 0.02 $— —% $196 $194 $2 0.01 Amortization of software, Adjusted: Amortization of software (GAAP) $45 $45 $44 $44 $46 $— —% $-1 -0.02 $134 $126 $8 0.06 Less: Notable items — — — — 3 — — -3 -,100 — 3 -3 -,100 Amortization of software, Adjusted (non-GAAP) $45 $45 $44 $44 $43 $— —% $2 0.05 $134 $123 $11 0.09 Other operating expense, Adjusted: Other operating expense (GAAP) $135 $148 $126 $139 $144 $-13 -0.09 $-9 -0.06 $409 $387 $22 0.06 Less: Notable items — — — — 14 — — -14 -,100 — 14 -14 -,100 Other operating expense, Adjusted (non-GAAP) $135 $148 $126 $139 $130 $-13 -0.09 $5 0.04 $409 $373 $36 0.1

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $ % $ % $ % Noninterest income, Adjusted: Noninterest income (GAAP) $381 $370 $379 $377 $435 $11 0.03 $-54 -0.12 $1,130 $1,120 $10 0.01 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Noninterest income, Adjusted (non-GAAP) $381 $370 $379 $377 $368 $11 0.03 $13 0.04 $1,130 $1,053 $77 7.0000000000000007E-2 Total revenue, Adjusted: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 0.03 $130 0.1 $4,223 $3,825 $398 0.1 Noninterest expense, Adjusted: Noninterest expense (GAAP) C $858 $864 $854 $847 $867 $-6 -0.01 $-9 -0.01 $2,576 $2,505 $71 0.03 Less: Notable items — — — — 36 — — -36 -,100 — 36 -36 -,100 Noninterest expense, Adjusted (non-GAAP) D $858 $864 $854 $847 $831 $-6 -0.01 $27 0.03 $2,576 $2,469 $107 0.04 Pre-provision profit: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Noninterest expense (GAAP) C 858 864 854 847 867 -6 -1 -9 -1 2,576 2,505 71 3 Pre-provision profit (GAAP) $585 $532 $530 $516 $513 $53 0.1 $72 0.14000000000000001 $1,647 $1,387 $260 0.19 Pre-provision profit, Adjusted: Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 0.03 $130 0.1 $4,223 $3,825 $398 0.1 Less: Noninterest expense, Adjusted (non-GAAP) D 858 864 854 847 831 -6 -1 27 3 2,576 2,469 107 4 Pre-provision profit, Adjusted (non-GAAP) $585 $532 $530 $516 $482 $53 0.1 $103 0.21 $1,647 $1,356 $291 0.21 Income before income tax expense, Adjusted: Income before income tax expense (GAAP) $513 $462 $434 $414 $427 $51 0.11 $86 0.2 $1,409 $1,120 $289 0.26 Less: Income before income tax expense (benefit) related to notable items — — — — 31 — — -31 -,100 — 31 -31 -,100 Income before income tax expense, Adjusted (non-GAAP) $513 $462 $434 $414 $396 $51 0.11 $117 0.3 $1,409 $1,089 $320 0.28999999999999998 Income tax expense, Adjusted: Income tax expense (GAAP) $165 $144 $114 $132 $130 $21 0.15 $35 0.27 $423 $357 $66 0.18 Less: Income tax expense (benefit) related to notable items — — — — 12 — — -12 -,100 — 12 -12 -,100 Income tax expense, Adjusted (non-GAAP) $165 $144 $114 $132 $118 $21 0.15 $47 0.4 $423 $345 $78 0.23 Net income, Adjusted: Net income (GAAP) E $348 $318 $320 $282 $297 $30 0.09 $51 0.17 $986 $763 $223 0.28999999999999998 Add: Notable items, net of income tax expense (benefit) — — — — -19 — — 19 100 — -19 19 100 Net income, Adjusted (non-GAAP) F $348 $318 $320 $282 $278 $30 0.09 $70 0.25 $986 $744 $242 0.33 Net income available to common stockholders, Adjusted: Net income available to common stockholders (GAAP) G $341 $318 $313 $282 $290 $23 7.0000000000000007E-2 $51 0.18 $972 $749 $223 0.3 Add: Notable items, net of income tax expense (benefit) — — — — -19 — — 19 100 — -19 19 100 Net income available to common stockholders, Adjusted (non-GAAP) H $341 $318 $313 $282 $271 $23 7.0000000000000007E-2 $70 0.26 $972 $730 $242 0.33 KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Operating leverage: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,363 $1,380 $47 3.3700000000000001 $63 4.5699999999999998 $4,223 $3,892 $331 8.5000000000000006 Less: Noninterest expense (GAAP) C 858 864 854 847 867 -6 -0.69 -9 -1.04 2,576 2,505 71 2.83 Operating leverage 4.0599999999999997 5.6099999999999997 5.67 Operating leverage, Adjusted: Total revenue, Adjusted (non-GAAP) B $1,443 $1,396 $1,384 $1,363 $1,313 $47 3.3700000000000001 $130 9.9000000000000005 $4,223 $3,825 $398 0.1041 Less: Noninterest expense, Adjusted (non-GAAP) D 858 864 854 847 831 -6 -0.69 27 3.25 2,576 2,469 107 4.33 Operating leverage, Adjusted (non-GAAP) 4.0599999999999997 6.6500000000000004 6.08 Efficiency ratio and efficiency ratio, Adjusted: Efficiency ratio C/A 0.59409999999999996 0.61939999999999995 0.61680000000000001 0.62180000000000002 0.62880000000000003 -,253 bps -,347 bps 0.6099 0.64359999999999995 -,337 bps Efficiency ratio, Adjusted (non-GAAP) D/B 59.41 61.94 61.68 62.18 63.31 -,253 bps -,390 bps 60.99 64.540000000000006 -,355 bps Return on average common equity and return on average common equity, Adjusted: Average common equity (GAAP) I $19,728 $19,659 $19,460 $19,645 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Return on average common equity G/I 6.8699999999999997 6.4799999999999996 6.5199999999999994 5.7000000000000002 5.8200000000000002 39 bps 105 bps 6.6299999999999998 5.0799999999999998 155 bps Return on average common equity, Adjusted (non-GAAP) H/I 6.87 6.48 6.52 5.7 5.44 39 bps 143 bps 6.63 4.95 168 bps Return on average tangible common equity and return on average tangible common equity, Adjusted: Average common equity (GAAP) I $19,728 $19,659 $19,460 $19,645 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 523 509 3 1 28 6 535 495 40 8 Average tangible common equity J $13,376 $13,309 $13,115 $13,291 $13,442 $67 0.01 $-66 —% $13,268 $13,332 $-64 —% Return on average tangible common equity G/J 0.1013 9.5699999999999993 9.6799999999999997 8.43 8.5800000000000001 56 bps 155 bps 9.8000000000000004 7.51 229 bps Return on average tangible common equity, Adjusted (non-GAAP) H/J 10.130000000000001 9.57 9.68 8.43 8.02 56 bps 211 bps 9.8000000000000007 7.32 248 bps Return on average total assets and return on average total assets, Adjusted: Average total assets (GAAP) K $,150,012 $,149,878 $,148,786 $,147,315 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $-64 0.05 Return on average total assets E/K .91999999999999998 .85000000000000006 .86999999999999994 .76 .82000000000000007 7 bps 10 bps .88000000000000005 .71999999999999998 16 bps Return on average total assets, Adjusted (non-GAAP) F/K 0.92 0.85 0.87 0.76 0.77 7 bps 15 bps 0.88 0.7 18 bps Return on average total tangible assets and return on average total tangible assets, Adjusted: Average total assets (GAAP) K $,150,012 $,149,878 $,148,786 $,147,315 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 523 509 3 1 28 6 535 495 40 8 Average tangible assets L $,143,660 $,143,528 $,142,441 $,140,961 $,138,031 $132 —% $5,629 0.04 $,143,214 $,135,412 $7,802 0.06 Return on average total tangible assets E/L .95999999999999992 .88999999999999999 .91000000000000004 .79000000000000008 .86 7 bps 10 bps .91999999999999998 .74999999999999997 17 bps Return on average total tangible assets, Adjusted (non-GAAP) F/L 0.96 0.89 0.91 0.79 0.8 7 bps 16 bps 0.92 0.73 19 bps KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Tangible book value per common share: Common shares - at end of period (GAAP) M ,499,505,285 ,505,880,851 ,509,515,646 ,511,954,871 ,518,148,345 -6,375,566 -0.01 ,-18,643,060 -0.04 ,499,505,285 ,518,148,345 ,-18,643,060 -0.04 Common stockholders' equity (GAAP) $19,862 $19,817 $19,600 $19,499 $19,934 $45 — $-72 — $19,862 $19,934 $-72 — Less: Goodwill (GAAP) 6,887 6,887 6,876 6,876 6,876 — — 11 — 6,887 6,876 11 — Less: Other intangible assets (GAAP) 2 2 — 1 1 — — 1 100 2 1 1 100 Add: Deferred tax liabilities related to goodwill (GAAP) 539 535 534 532 519 4 1 20 4 539 519 20 4 Tangible common equity N $13,512 $13,463 $13,258 $13,154 $13,576 $49 —% $-64 —% $13,512 $13,576 $-64 —% Tangible book value per common share N/M 27.05 26.61 26.02 25.69 26.2 0.44 0.02 0.85 0.03 27.05 26.2 0.85 0.03 Net income per average common share - basic and diluted, Adjusted: Average common shares outstanding - basic (GAAP) O ,500,861,076 ,506,371,846 ,509,451,450 ,512,015,920 ,519,458,976 -5,510,770 -0.01 ,-18,597,900 -0.04 ,505,529,991 ,525,477,273 ,-19,947,282 -0.04 Average common shares outstanding - diluted (GAAP) P ,502,157,384 ,507,414,122 ,511,348,200 ,513,897,085 ,521,122,466 -5,256,738 -1 ,-18,965,082 -4 ,507,062,805 ,527,261,384 ,-20,198,579 -4 Net income available to common stockholders (GAAP) G $341 $318 $313 $282 $290 $23 7 $51 18 $972 $749 $223 30 Net income per average common share - basic (GAAP) G/O 0.68 0.63 0.61 0.55000000000000004 0.56000000000000005 0.05 8 0.12 21 1.92 1.43 0.49 34 Net income per average common share - diluted (GAAP) G/P 0.68 0.63 0.61 0.55000000000000004 0.56000000000000005 0.05 8 0.12 21 1.92 1.42 0.5 35 Net income available to common stockholders, Adjusted (non-GAAP) H 341 318 313 282 271 23 7 70 26 972 730 242 33 Net income per average common share - basic, Adjusted (non-GAAP) H/O 0.68 0.63 0.61 0.55000000000000004 0.52 0.05 8 0.16 31 1.92 1.39 0.53 38 Net income per average common share - diluted, Adjusted (non-GAAP) H/P 0.68 0.63 0.61 0.55000000000000004 0.52 0.05 8 0.16 31 1.92 1.39 0.53 38 Pro forma U.S. Basel III fully phased-in common equity tier 1 capital ratio1: Common equity tier 1 capital (regulatory) $14,093 $14,057 $13,941 $13,822 $13,763 Less: Change in DTA and other threshold deductions (GAAP) — — — — — Pro forma Basel III fully phased-in common equity tier 1 capital Q $14,093 $14,057 $13,941 $13,822 $13,763 Risk-weighted assets (regulatory general risk weight approach) $,127,204 $,125,774 $,124,881 $,123,857 $,121,612 Add: Net change in credit and other risk-weighted assets (regulatory) 251 249 247 244 228 Pro forma Basel III standardized approach risk-weighted assets R $,127,455 $,126,023 $,125,128 $,124,101 $,121,840 Pro forma Basel III fully phased-in common equity tier 1 capital ratio1 Q/R 0.111 0.112 0.111 0.111 0.113 1 U.S. Basel III ratios assume certain definitions impacting qualifying U.S. Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015. KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 4Q16 3Q16 2Q17 3Q16 2017 2016 2016 $ % $ % $ % Other income, Adjusted Other income (GAAP) $18 $2 $24 $25 $87 $16 NM $-69 -0.79 $44 $122 $-78 -0.64 Less: Notable items — — — — 67 — — -67 -,100 — 67 -67 -,100 Other income, Adjusted (non-GAAP) $18 $2 $24 $25 $20 $16 NM $-2 -0.1 $44 $55 $-11 -0.2 Salaries and employee benefits, Adjusted: Salaries and employee benefits (GAAP) $436 $432 $444 $420 $432 $4 0.01 $4 0.01 $1,312 $1,289 $23 0.02 Less: Notable items — — — — 11 — — -11 -,100 — 11 -11 -,100 Salaries and employee benefits, Adjusted (non-GAAP) $436 $432 $444 $420 $421 $4 0.01 $15 0.04 $1,312 $1,278 $34 0.03 Outside services, Adjusted: Outside services (GAAP) $99 $96 $91 $98 $102 $3 0.03 $-3 -0.03 $286 $279 $7 0.03 Less: Notable items — — — — 8 — — -8 -,100 — 8 -8 -,100 Outside services, Adjusted (non-GAAP) $99 $96 $91 $98 $94 $3 0.03 $5 0.05 $286 $271 $15 0.06 Occupancy, Adjusted: Occupancy (GAAP) $78 $79 $82 $77 $78 $-1 -0.01 $— —% $239 $230 $9 0.04 Less: Notable items — — — — — — — — — $— — — — — Occupancy, Adjusted (non-GAAP) $78 $79 $82 $77 $78 $-1 -0.01 $— —% $239 $230 $9 0.04 Equipment expense, Adjusted: Equipment expense (GAAP) $65 $64 $67 $69 $65 $1 0.02 $— —% $196 $194 $2 0.01 Less: Notable items — — — — — — — — — — — — — Equipment expense, Adjusted (non-GAAP) $65 $64 $67 $69 $65 $1 0.02 $— —% $196 $194 $2 0.01 Amortization of software, Adjusted: Amortization of software (GAAP) $45 $45 $44 $44 $46 $— —% $-1 -0.02 $134 $126 $8 0.06 Less: Notable items — — — — 3 — — -3 -,100 — 3 -3 -,100 Amortization of software, Adjusted (non-GAAP) $45 $45 $44 $44 $43 $— —% $2 0.05 $134 $123 $11 0.09 Other operating expense, Adjusted: Other operating expense (GAAP) $135 $148 $126 $139 $144 $-13 -0.09 $-9 -0.06 $409 $387 $22 0.06 Less: Notable items — — — — 14 — — -14 -,100 — 14 -14 -,100 Other operating expense, Adjusted (non-GAAP) $135 $148 $126 $139 $130 $-13 -0.09 $5 0.04 $409 $373 $36 0.1

Key performance metrics, Non-GAAP financial measures and reconciliation - Segments $s in millions, except ratio data KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (in millions, except ratio data) THIRD QUARTER 2017 SECOND QUARTER 2017 FIRST QUARTER 2017 Consumer Banking Commercial Banking Other Consolidated Consumer Banking Commercial Banking Other Consolidated Consumer Banking Commercial Banking Other Consolidated Net income available to common stockholders: Net income (GAAP) A $122 $201 $25 $348 $118 $187 $13 $318 $95 $180 $45 $320 Less: Preferred stock dividends — — 7 7 — — — — — — 7 7 Net income available to common stockholders B $122 $201 $18 $341 $118 $187 $13 $318 $95 $180 $38 $313 Return on average tangible common equity: Average common equity (GAAP) $5,565 $5,685 $8,478 $19,728 $5,519 $5,617 $8,523 $19,659 $5,460 $5,528 $8,472 $19,460 Less: Average goodwill (GAAP) — — — 6,887 6,887 — — 6,882 6,882 — — 6,876 6,876 Average other intangibles (GAAP) — — 2 2 — — 2 2 — — — — Add: Average deferred tax liabilities related to goodwill (GAAP) — — 537 537 — — 534 534 — — 531 531 Average tangible common equity C $5,565 $5,685 $2,126 $13,376 $5,519 $5,617 $2,173 $13,309 $5,460 $5,528 $2,127 $13,115 Return on average tangible common equity B/C 8.72 0.1406 NM 0.1013 8.5699999999999998 0.13370000000000001 NM 9.5699999999999993 7.0599999999999996 0.1318 NM 9.6799999999999997 Return on average total tangible assets: Average total assets (GAAP) $60,012 $49,833 $40,167 $,150,012 $59,244 $49,731 $40,903 $,149,878 $58,660 $49,243 $40,883 $,148,786 Less: Average goodwill (GAAP) — — 6,887 6,887 — — 6,882 6,882 — — 6,876 6,876 Average other intangibles (GAAP) — — 2 2 — — 2 2 — — — — Add: Average deferred tax liabilities related to goodwill (GAAP) — — 537 537 — — 534 534 — — 531 531 Average tangible assets D $60,012 $49,833 $33,815 $,143,660 $59,244 $49,731 $34,553 $,143,528 $58,660 $49,243 $34,538 $,142,441 Return on average total tangible assets A/D .80999999999999996 1.6 NM .95999999999999992 .80000000000000002 1.5100000000000001 NM .88999999999999999 .66 1.4800000000000001 NM .91000000000000004 Efficiency ratio: Noninterest expense (GAAP) E $648 $195 $15 $858 $644 $192 $28 $864 $647 $190 $17 $854 Net interest income (GAAP) 674 354 34 1,062 657 344 25 1,026 638 346 21 1,005 Noninterest income (GAAP) 227 136 18 381 229 130 11 370 220 134 25 379 Total revenue (GAAP) F $901 $490 $52 $1,443 $886 $474 $36 $1,396 $858 $480 $46 $1,384 Efficiency ratio E/F 0.71879999999999999 0.39389999999999997 NM 0.59409999999999996 0.72640000000000005 0.40479999999999999 NM 0.61939999999999995 0.75409999999999999 0.39800000000000002 NM 0.61680000000000001 FOURTH QUARTER 2016 THIRD QUARTER 2016 Consumer Banking Commercial Banking Other Consolidated Consumer Banking Commercial Banking Other Consolidated Net income available to common stockholders: Net income (GAAP) A $92 $172 $18 $282 $92 $162 $43 $297 Less: Preferred stock dividends — — — — — — — 7 7 Net income available to common stockholders B $92 $172 $18 $282 $92 $162 $36 $290 Return on average tangible common equity: Average common equity (GAAP) $5,275 $5,278 $9,092 $19,645 $5,190 $5,172 $9,448 $19,810 Less: Average goodwill (GAAP) — — 6,876 6,876 — — 6,876 6,876 Average other intangibles (GAAP) — — 1 1 — — 1 1 Add: Average deferred tax liabilities related to goodwill (GAAP) — — 523 523 — — 509 509 Average tangible common equity C $5,275 $5,278 $2,738 $13,291 $5,190 $5,172 $3,080 $13,442 Return on average tangible common equity B/C 6.9699999999999998 0.12939999999999999 NM 8.43 7.0400000000000004 0.125 NM 8.5800000000000001 Return on average total tangible assets: Average total assets (GAAP) $58,066 $48,024 $41,225 $,147,315 $56,689 $47,902 $39,808 $,144,399 Less: Average goodwill (GAAP) — — 6,876 6,876 — — 6,876 6,876 Average other intangibles (GAAP) — — 1 1 — — 1 1 Add: Average deferred tax liabilities related to goodwill (GAAP) — — 523 523 — — 509 509 Average tangible assets D $58,066 $48,024 $34,871 $,140,961 $56,689 $47,902 $33,440 $,138,031 Return on average total tangible assets A/D .63 1.4200000000000001 NM .79000000000000008 .64000000000000003 1.35 NM .86 Efficiency ratio: Noninterest expense (GAAP) E $649 $187 $11 $847 $650 $181 $36 $867 Net interest income (GAAP) 639 347 — 986 621 327 -3 945 Noninterest income (GAAP) 227 122 28 377 229 123 83 435 Total revenue (GAAP) F $866 $469 $28 $1,363 $850 $450 $80 $1,380 Efficiency ratio E/F 0.749 0.39829999999999999 NM 0.62180000000000002 0.76459999999999995 0.40210000000000001 NM 0.62880000000000003

Key performance metrics, Non-GAAP financial measures and reconciliation – Segments $s in millions, except ratio data KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (in millions, except ratio data) THIRD QUARTER 2017 SECOND QUARTER 2017 FIRST QUARTER 2017 Consumer Banking Commercial Banking Other Consolidated Consumer Banking Commercial Banking Other Consolidated Consumer Banking Commercial Banking Other Consolidated Net income available to common stockholders: Net income (GAAP) A $122 $201 $25 $348 $118 $187 $13 $318 $95 $180 $45 $320 Less: Preferred stock dividends — — 7 7 — — — — — — 7 7 Net income available to common stockholders B $122 $201 $18 $341 $118 $187 $13 $318 $95 $180 $38 $313 Return on average tangible common equity: Average common equity (GAAP) $5,565 $5,685 $8,478 $19,728 $5,519 $5,617 $8,523 $19,659 $5,460 $5,528 $8,472 $19,460 Less: Average goodwill (GAAP) — — — 6,887 6,887 — — 6,882 6,882 — — 6,876 6,876 Average other intangibles (GAAP) — — 2 2 — — 2 2 — — — — Add: Average deferred tax liabilities related to goodwill (GAAP) — — 537 537 — — 534 534 — — 531 531 Average tangible common equity C $5,565 $5,685 $2,126 $13,376 $5,519 $5,617 $2,173 $13,309 $5,460 $5,528 $2,127 $13,115 Return on average tangible common equity B/C 8.72 0.1406 NM 0.1013 8.5699999999999998 0.13370000000000001 NM 9.5699999999999993 7.0599999999999996 0.1318 NM 9.6799999999999997 Return on average total tangible assets: Average total assets (GAAP) $60,012 $49,833 $40,167 $,150,012 $59,244 $49,731 $40,903 $,149,878 $58,660 $49,243 $40,883 $,148,786 Less: Average goodwill (GAAP) — — 6,887 6,887 — — 6,882 6,882 — — 6,876 6,876 Average other intangibles (GAAP) — — 2 2 — — 2 2 — — — — Add: Average deferred tax liabilities related to goodwill (GAAP) — — 537 537 — — 534 534 — — 531 531 Average tangible assets D $60,012 $49,833 $33,815 $,143,660 $59,244 $49,731 $34,553 $,143,528 $58,660 $49,243 $34,538 $,142,441 Return on average total tangible assets A/D .80999999999999996 1.6 NM .95999999999999992 .80000000000000002 1.5100000000000001 NM .88999999999999999 .66 1.4800000000000001 NM .91000000000000004 Efficiency ratio: Noninterest expense (GAAP) E $648 $195 $15 $858 $644 $192 $28 $864 $647 $190 $17 $854 Net interest income (GAAP) 674 354 34 1,062 657 344 25 1,026 638 346 21 1,005 Noninterest income (GAAP) 227 136 18 381 229 130 11 370 220 134 25 379 Total revenue (GAAP) F $901 $490 $52 $1,443 $886 $474 $36 $1,396 $858 $480 $46 $1,384 Efficiency ratio E/F 0.71879999999999999 0.39389999999999997 NM 0.59409999999999996 0.72640000000000005 0.40479999999999999 NM 0.61939999999999995 0.75409999999999999 0.39800000000000002 NM 0.61680000000000001 FOURTH QUARTER 2016 THIRD QUARTER 2016 Consumer Banking Commercial Banking Other Consolidated Consumer Banking Commercial Banking Other Consolidated Net income available to common stockholders: Net income (GAAP) A $92 $172 $18 $282 $92 $162 $43 $297 Less: Preferred stock dividends — — — — — — — 7 7 Net income available to common stockholders B $92 $172 $18 $282 $92 $162 $36 $290 Return on average tangible common equity: Average common equity (GAAP) $5,275 $5,278 $9,092 $19,645 $5,190 $5,172 $9,448 $19,810 Less: Average goodwill (GAAP) — — 6,876 6,876 — — 6,876 6,876 Average other intangibles (GAAP) — — 1 1 — — 1 1 Add: Average deferred tax liabilities related to goodwill (GAAP) — — 523 523 — — 509 509 Average tangible common equity C $5,275 $5,278 $2,738 $13,291 $5,190 $5,172 $3,080 $13,442 Return on average tangible common equity B/C 6.9699999999999998 0.12939999999999999 NM 8.43 7.0400000000000004 0.125 NM 8.5800000000000001 Return on average total tangible assets: Average total assets (GAAP) $58,066 $48,024 $41,225 $,147,315 $56,689 $47,902 $39,808 $,144,399 Less: Average goodwill (GAAP) — — 6,876 6,876 — — 6,876 6,876 Average other intangibles (GAAP) — — 1 1 — — 1 1 Add: Average deferred tax liabilities related to goodwill (GAAP) — — 523 523 — — 509 509 Average tangible assets D $58,066 $48,024 $34,871 $,140,961 $56,689 $47,902 $33,440 $,138,031 Return on average total tangible assets A/D .63 1.4200000000000001 NM .79000000000000008 .64000000000000003 1.35 NM .86 Efficiency ratio: Noninterest expense (GAAP) E $649 $187 $11 $847 $650 $181 $36 $867 Net interest income (GAAP) 639 347 — 986 621 327 -3 945 Noninterest income (GAAP) 227 122 28 377 229 123 83 435 Total revenue (GAAP) F $866 $469 $28 $1,363 $850 $450 $80 $1,380 Efficiency ratio E/F 0.749 0.39829999999999999 NM 0.62180000000000002 0.76459999999999995 0.40210000000000001 NM 0.62880000000000003

Key performance metrics, Non-GAAP financial measures and reconciliation – Underlying results $s in millions, except share, per share and ratio data KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Noninterest income, Underlying: Noninterest income (GAAP) $381 $370 $379 $435 $11 0.03 $-54 -0.12 $1,130 $1,120 $10 0.01 Less: Lease impairment credit-related costs — -11 — — 11 100 — — -11 — -11 -,100 Noninterest income, Underlying (non-GAAP) $381 $381 $379 $435 $— —% $-54 -0.12 $1,141 $1,120 $21 0.02 Total revenue, Underlying: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Lease impairment credit-related costs — -11 — — 11 100 — — -11 — -11 -,100 Total revenue, Underlying (non-GAAP) B $1,443 $1,407 $1,384 $1,380 $36 0.03 $63 0.05 $4,234 $3,892 $342 0.09 Noninterest expense, Underlying: Noninterest expense (GAAP) C $858 $864 $854 $867 $-6 -0.01 $-9 -0.01 $2,576 $2,505 $71 0.03 Less: Lease impairment credit-related costs — 15 — — -15 -,100 — — 15 — 15 100 Noninterest expense, Underlying (non-GAAP) D $858 $849 $854 $867 $9 0.01 $-9 -0.01 $2,561 $2,505 $56 0.02 Pre-provision profit, Underlying: Pre-provision profit (GAAP) $585 $532 $530 $513 $53 0.1 $72 0.14000000000000001 $1,647 $1,387 $260 0.19 Less: Lease impairment credit-related costs — -26 — — 26 100 — — -26 — -26 -,100 Pre-provision profit, Underlying (non-GAAP) $585 $558 $530 $513 $27 0.05 $72 0.14000000000000001 $1,673 $1,387 $286 0.21 Total credit-related costs, Underlying: Provision for credit losses (GAAP) $72 $70 $96 $86 $2 0.03 $-14 -0.16 $238 $267 $-29 -0.11 Add: Lease impairment credit-related costs — 26 — — -26 -,100 — — 26 — 26 100 Total credit-related costs, Underlying (non-GAAP) $72 $96 $96 $86 $-24 -0.25 $-14 -0.16 $264 $267 $-3 -0.01 Income before income tax expense (GAAP) E $513 $462 $434 $427 $51 0.11 $86 0.2 $1,409 $1,120 $289 0.26 Income tax expense and effective income tax rate, Underlying: Income tax expense (GAAP) F $165 $144 $114 $130 $21 0.15 $35 0.27 $423 $357 $66 0.18 Less: Settlement of certain state tax matters — — -23 — — — — — -23 — -23 -,100 Income tax expense, Underlying (non-GAAP) G $165 $144 $137 $130 $21 0.15 $35 0.27 $446 $357 $89 0.25 Effective income tax rate (GAAP) F/E 0.32179999999999997 0.31130000000000002 0.2636 0.30459999999999998 105 bps 172 bps 0.3004 0.31869999999999998 -,183 bps Effective income tax rate, Underlying (non-GAAP) G/E 32.18 31.13 31.56 30.46 105 bps 172 bps 31.65 31.87 -22 bps Net income, Underlying: Net income (GAAP) H $348 $318 $320 $297 $30 0.09 $51 0.17 $986 $763 $223 0.28999999999999998 Less: Settlement of certain state tax matters — — 23 — — — — — 23 — 23 100 Net income, Underlying (non-GAAP) I $348 $318 $297 $297 $30 0.09 $51 0.17 $963 $763 $200 0.26 Net income available to common stockholders, Underlying: Net income available to common stockholders (GAAP) J $341 $318 $313 $290 $23 7.0000000000000007E-2 $51 0.18 $972 $749 $223 0.3 Less: Settlement of certain state tax matters — — 23 — — — — — 23 — 23 100 Net income available to common stockholders, Underlying (non-GAAP) K $341 $318 $290 $290 $23 7.0000000000000007E-2 $51 0.18 $949 $749 $200 0.27 KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Operating leverage: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,380 $47 3.3700000000000001 $63 4.5699999999999998 $4,223 $3,892 $331 8.5000000000000006 Less: Noninterest expense (GAAP) C 858 864 854 867 -6 -0.69 -9 -1.04 2,576 2,505 71 2.83 Operating leverage 4.0599999999999997 5.6099999999999997 5.67 Operating leverage, Underlying: Total revenue, Underlying (non-GAAP) B $1,443 $1,407 $1,384 $1,380 $36 2.5600000000000001 $63 4.5699999999999998 $4,234 $3,892 $342 8.7900000000000006 Less: Noninterest expense, Underlying (non-GAAP) D 858 849 854 867 9 1.06 -9 -1.04 2,561 2,505 56 2.2400000000000002 Operating leverage, Underlying (non-GAAP) 1.4999999999999999 5.6099999999999997 6.5500000000000003 Efficiency ratio and efficiency ratio, Underlying: Efficiency ratio C/A 0.59409999999999996 0.61939999999999995 0.61680000000000001 0.62880000000000003 -,253 bps -,347 bps 0.6099 0.64359999999999995 -,337 bps Efficiency ratio, Underlying (non-GAAP) D/B 59.41 60.36 61.68 62.88 -95 bps -,347 bps 60.47 64.36 -,389 bps Return on average common equity and return on average common equity, Underlying: Average common equity (GAAP) L $19,728 $19,659 $19,460 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Return on average common equity J/L 6.8699999999999997 6.4799999999999996 6.5199999999999994 5.8200000000000002 39 bps 105 bps 6.6299999999999998 5.0799999999999998 155 bps Return on average common equity, Underlying (non-GAAP) K/L 6.87 6.48 6.05 5.82 39 bps 105 bps 6.47 5.08 139 bps Return on average tangible common equity and return on average tangible common equity, Underlying: Average common equity (GAAP) L $19,728 $19,659 $19,460 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 509 3 1 28 6 535 495 40 8 Average tangible common equity M $13,376 $13,309 $13,115 $13,442 $67 0.01 $-66 —% $13,268 $13,332 $-64 —% Return on average tangible common equity J/M 0.1013 9.5699999999999993 9.6799999999999997 8.5800000000000001 56 bps 155 bps 9.8000000000000004 7.51 229 bps Return on average tangible common equity, Underlying (non-GAAP) K/M 10.130000000000001 9.57 8.98 8.58 56 bps 155 bps 9.57 7.51 206 bps Return on average total assets and return on average total assets, Underlying: Average total assets (GAAP) N $,150,012 $,149,878 $,148,786 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Return on average total assets H/N .91999999999999998 .85000000000000006 .86999999999999994 .82000000000000007 7 bps 10 bps .88000000000000005 .71999999999999998 16 bps Return on average total assets, Underlying (non-GAAP) I/N 0.92 0.85 0.81 0.82 7 bps 10 bps 0.86 0.72 14 bps KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Return on average total tangible assets and return on average total tangible assets, Underlying: Average total assets (GAAP) N $,150,012 $,149,878 $,148,786 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 509 3 1 28 6 535 495 40 8 Average tangible assets O $,143,660 $,143,528 $,142,441 $,138,031 $132 —% $5,629 0.04 $,143,214 $,135,412 $7,802 0.06 Return on average total tangible assets H/O .95999999999999992 .88999999999999999 .91000000000000004 .86 7 bps 10 bps .91999999999999998 .74999999999999997 17 bps Return on average total tangible assets, Underlying (non-GAAP) I/O 0.96 0.89 0.85 0.86 7 bps 10 bps 0.9 0.75 15 bps Net income per average common share - basic and diluted, Underlying: Average common shares outstanding - basic (GAAP) P ,500,861,076 ,506,371,846 ,509,451,450 ,519,458,976 -5,510,770 -0.01 ,-18,597,900 -0.04 ,505,529,991 ,525,477,273 ,-19,947,282 -0.04 Average common shares outstanding - diluted (GAAP) Q ,502,157,384 ,507,414,122 ,511,348,200 ,521,122,466 -5,256,738 -1 ,-18,965,082 -4 ,507,062,805 ,527,261,384 ,-20,198,579 -4 Net income available to common stockholders (GAAP) J $341 $318 $313 $290 $23 7 $51 18 $972 $749 $223 30 Net income per average common share - basic (GAAP) J/P 0.68 0.63 0.61 0.56000000000000005 0.05 8 0.12 21 1.92 1.43 0.49 34 Net income per average common share - diluted (GAAP) J/Q 0.68 0.63 0.61 0.56000000000000005 0.05 8 0.12 21 1.92 1.42 0.5 35 Net income available to common stockholders, Underlying (non-GAAP) K 341 318 290 290 23 7 51 18 949 749 200 27 Net income per average common share - basic, Underlying (non-GAAP) K/P 0.68 0.63 0.56999999999999995 0.56000000000000005 0.05 8 0.12 21 1.88 1.43 0.45 31 Net income per average common share - diluted, Underlying (non-GAAP) K/Q 0.68 0.63 0.56999999999999995 0.56000000000000005 0.05 8 0.12 21 1.87 1.42 0.45 32

Key performance metrics, Non-GAAP financial measures and reconciliation – Underlying results $s in millions, except share, per share and ratio data KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Noninterest income, Underlying: Noninterest income (GAAP) $381 $370 $379 $435 $11 0.03 $-54 -0.12 $1,130 $1,120 $10 0.01 Less: Lease impairment credit-related costs — -11 — — 11 100 — — -11 — -11 -,100 Noninterest income, Underlying (non-GAAP) $381 $381 $379 $435 $— —% $-54 -0.12 $1,141 $1,120 $21 0.02 Total revenue, Underlying: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Lease impairment credit-related costs — -11 — — 11 100 — — -11 — -11 -,100 Total revenue, Underlying (non-GAAP) B $1,443 $1,407 $1,384 $1,380 $36 0.03 $63 0.05 $4,234 $3,892 $342 0.09 Noninterest expense, Underlying: Noninterest expense (GAAP) C $858 $864 $854 $867 $-6 -0.01 $-9 -0.01 $2,576 $2,505 $71 0.03 Less: Lease impairment credit-related costs — 15 — — -15 -,100 — — 15 — 15 100 Noninterest expense, Underlying (non-GAAP) D $858 $849 $854 $867 $9 0.01 $-9 -0.01 $2,561 $2,505 $56 0.02 Pre-provision profit, Underlying: Pre-provision profit (GAAP) $585 $532 $530 $513 $53 0.1 $72 0.14000000000000001 $1,647 $1,387 $260 0.19 Less: Lease impairment credit-related costs — -26 — — 26 100 — — -26 — -26 -,100 Pre-provision profit, Underlying (non-GAAP) $585 $558 $530 $513 $27 0.05 $72 0.14000000000000001 $1,673 $1,387 $286 0.21 Total credit-related costs, Underlying: Provision for credit losses (GAAP) $72 $70 $96 $86 $2 0.03 $-14 -0.16 $238 $267 $-29 -0.11 Add: Lease impairment credit-related costs — 26 — — -26 -,100 — — 26 — 26 100 Total credit-related costs, Underlying (non-GAAP) $72 $96 $96 $86 $-24 -0.25 $-14 -0.16 $264 $267 $-3 -0.01 Income before income tax expense (GAAP) E $513 $462 $434 $427 $51 0.11 $86 0.2 $1,409 $1,120 $289 0.26 Income tax expense and effective income tax rate, Underlying: Income tax expense (GAAP) F $165 $144 $114 $130 $21 0.15 $35 0.27 $423 $357 $66 0.18 Less: Settlement of certain state tax matters — — -23 — — — — — -23 — -23 -,100 Income tax expense, Underlying (non-GAAP) G $165 $144 $137 $130 $21 0.15 $35 0.27 $446 $357 $89 0.25 Effective income tax rate (GAAP) F/E 0.32179999999999997 0.31130000000000002 0.2636 0.30459999999999998 105 bps 172 bps 0.3004 0.31869999999999998 -,183 bps Effective income tax rate, Underlying (non-GAAP) G/E 32.18 31.13 31.56 30.46 105 bps 172 bps 31.65 31.87 -22 bps Net income, Underlying: Net income (GAAP) H $348 $318 $320 $297 $30 0.09 $51 0.17 $986 $763 $223 0.28999999999999998 Less: Settlement of certain state tax matters — — 23 — — — — — 23 — 23 100 Net income, Underlying (non-GAAP) I $348 $318 $297 $297 $30 0.09 $51 0.17 $963 $763 $200 0.26 Net income available to common stockholders, Underlying: Net income available to common stockholders (GAAP) J $341 $318 $313 $290 $23 7.0000000000000007E-2 $51 0.18 $972 $749 $223 0.3 Less: Settlement of certain state tax matters — — 23 — — — — — 23 — 23 100 Net income available to common stockholders, Underlying (non-GAAP) K $341 $318 $290 $290 $23 7.0000000000000007E-2 $51 0.18 $949 $749 $200 0.27 KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Operating leverage: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,380 $47 3.3700000000000001 $63 4.5699999999999998 $4,223 $3,892 $331 8.5000000000000006 Less: Noninterest expense (GAAP) C 858 864 854 867 -6 -0.69 -9 -1.04 2,576 2,505 71 2.83 Operating leverage 4.0599999999999997 5.6099999999999997 5.67 Operating leverage, Underlying: Total revenue, Underlying (non-GAAP) B $1,443 $1,407 $1,384 $1,380 $36 2.5600000000000001 $63 4.5699999999999998 $4,234 $3,892 $342 8.7900000000000006 Less: Noninterest expense, Underlying (non-GAAP) D 858 849 854 867 9 1.06 -9 -1.04 2,561 2,505 56 2.2400000000000002 Operating leverage, Underlying (non-GAAP) 1.4999999999999999 5.6099999999999997 6.5500000000000003 Efficiency ratio and efficiency ratio, Underlying: Efficiency ratio C/A 0.59409999999999996 0.61939999999999995 0.61680000000000001 0.62880000000000003 -,253 bps -,347 bps 0.6099 0.64359999999999995 -,337 bps Efficiency ratio, Underlying (non-GAAP) D/B 59.41 60.36 61.68 62.88 -95 bps -,347 bps 60.47 64.36 -,389 bps Return on average common equity and return on average common equity, Underlying: Average common equity (GAAP) L $19,728 $19,659 $19,460 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Return on average common equity J/L 6.8699999999999997 6.4799999999999996 6.5199999999999994 5.8200000000000002 39 bps 105 bps 6.6299999999999998 5.0799999999999998 155 bps Return on average common equity, Underlying (non-GAAP) K/L 6.87 6.48 6.05 5.82 39 bps 105 bps 6.47 5.08 139 bps Return on average tangible common equity and return on average tangible common equity, Underlying: Average common equity (GAAP) L $19,728 $19,659 $19,460 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 509 3 1 28 6 535 495 40 8 Average tangible common equity M $13,376 $13,309 $13,115 $13,442 $67 0.01 $-66 —% $13,268 $13,332 $-64 —% Return on average tangible common equity J/M 0.1013 9.5699999999999993 9.6799999999999997 8.5800000000000001 56 bps 155 bps 9.8000000000000004 7.51 229 bps Return on average tangible common equity, Underlying (non-GAAP) K/M 10.130000000000001 9.57 8.98 8.58 56 bps 155 bps 9.57 7.51 206 bps Return on average total assets and return on average total assets, Underlying: Average total assets (GAAP) N $,150,012 $,149,878 $,148,786 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Return on average total assets H/N .91999999999999998 .85000000000000006 .86999999999999994 .82000000000000007 7 bps 10 bps .88000000000000005 .71999999999999998 16 bps Return on average total assets, Underlying (non-GAAP) I/N 0.92 0.85 0.81 0.82 7 bps 10 bps 0.86 0.72 14 bps KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Return on average total tangible assets and return on average total tangible assets, Underlying: Average total assets (GAAP) N $,150,012 $,149,878 $,148,786 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 509 3 1 28 6 535 495 40 8 Average tangible assets O $,143,660 $,143,528 $,142,441 $,138,031 $132 —% $5,629 0.04 $,143,214 $,135,412 $7,802 0.06 Return on average total tangible assets H/O .95999999999999992 .88999999999999999 .91000000000000004 .86 7 bps 10 bps .91999999999999998 .74999999999999997 17 bps Return on average total tangible assets, Underlying (non-GAAP) I/O 0.96 0.89 0.85 0.86 7 bps 10 bps 0.9 0.75 15 bps Net income per average common share - basic and diluted, Underlying: Average common shares outstanding - basic (GAAP) P ,500,861,076 ,506,371,846 ,509,451,450 ,519,458,976 -5,510,770 -0.01 ,-18,597,900 -0.04 ,505,529,991 ,525,477,273 ,-19,947,282 -0.04 Average common shares outstanding - diluted (GAAP) Q ,502,157,384 ,507,414,122 ,511,348,200 ,521,122,466 -5,256,738 -1 ,-18,965,082 -4 ,507,062,805 ,527,261,384 ,-20,198,579 -4 Net income available to common stockholders (GAAP) J $341 $318 $313 $290 $23 7 $51 18 $972 $749 $223 30 Net income per average common share - basic (GAAP) J/P 0.68 0.63 0.61 0.56000000000000005 0.05 8 0.12 21 1.92 1.43 0.49 34 Net income per average common share - diluted (GAAP) J/Q 0.68 0.63 0.61 0.56000000000000005 0.05 8 0.12 21 1.92 1.42 0.5 35 Net income available to common stockholders, Underlying (non-GAAP) K 341 318 290 290 23 7 51 18 949 749 200 27 Net income per average common share - basic, Underlying (non-GAAP) K/P 0.68 0.63 0.56999999999999995 0.56000000000000005 0.05 8 0.12 21 1.88 1.43 0.45 31 Net income per average common share - diluted, Underlying (non-GAAP) K/Q 0.68 0.63 0.56999999999999995 0.56000000000000005 0.05 8 0.12 21 1.87 1.42 0.45 32

Key performance metrics, Non-GAAP financial measures and reconciliation – Underlying results $s in millions, except share, per share and ratio data KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Noninterest income, Underlying: Noninterest income (GAAP) $381 $370 $379 $435 $11 0.03 $-54 -0.12 $1,130 $1,120 $10 0.01 Less: Lease impairment credit-related costs — -11 — — 11 100 — — -11 — -11 -,100 Noninterest income, Underlying (non-GAAP) $381 $381 $379 $435 $— —% $-54 -0.12 $1,141 $1,120 $21 0.02 Total revenue, Underlying: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,380 $47 0.03 $63 0.05 $4,223 $3,892 $331 0.09 Less: Lease impairment credit-related costs — -11 — — 11 100 — — -11 — -11 -,100 Total revenue, Underlying (non-GAAP) B $1,443 $1,407 $1,384 $1,380 $36 0.03 $63 0.05 $4,234 $3,892 $342 0.09 Noninterest expense, Underlying: Noninterest expense (GAAP) C $858 $864 $854 $867 $-6 -0.01 $-9 -0.01 $2,576 $2,505 $71 0.03 Less: Lease impairment credit-related costs — 15 — — -15 -,100 — — 15 — 15 100 Noninterest expense, Underlying (non-GAAP) D $858 $849 $854 $867 $9 0.01 $-9 -0.01 $2,561 $2,505 $56 0.02 Pre-provision profit, Underlying: Pre-provision profit (GAAP) $585 $532 $530 $513 $53 0.1 $72 0.14000000000000001 $1,647 $1,387 $260 0.19 Less: Lease impairment credit-related costs — -26 — — 26 100 — — -26 — -26 -,100 Pre-provision profit, Underlying (non-GAAP) $585 $558 $530 $513 $27 0.05 $72 0.14000000000000001 $1,673 $1,387 $286 0.21 Total credit-related costs, Underlying: Provision for credit losses (GAAP) $72 $70 $96 $86 $2 0.03 $-14 -0.16 $238 $267 $-29 -0.11 Add: Lease impairment credit-related costs — 26 — — -26 -,100 — — 26 — 26 100 Total credit-related costs, Underlying (non-GAAP) $72 $96 $96 $86 $-24 -0.25 $-14 -0.16 $264 $267 $-3 -0.01 Income before income tax expense (GAAP) E $513 $462 $434 $427 $51 0.11 $86 0.2 $1,409 $1,120 $289 0.26 Income tax expense and effective income tax rate, Underlying: Income tax expense (GAAP) F $165 $144 $114 $130 $21 0.15 $35 0.27 $423 $357 $66 0.18 Less: Settlement of certain state tax matters — — -23 — — — — — -23 — -23 -,100 Income tax expense, Underlying (non-GAAP) G $165 $144 $137 $130 $21 0.15 $35 0.27 $446 $357 $89 0.25 Effective income tax rate (GAAP) F/E 0.32179999999999997 0.31130000000000002 0.2636 0.30459999999999998 105 bps 172 bps 0.3004 0.31869999999999998 -,183 bps Effective income tax rate, Underlying (non-GAAP) G/E 32.18 31.13 31.56 30.46 105 bps 172 bps 31.65 31.87 -22 bps Net income, Underlying: Net income (GAAP) H $348 $318 $320 $297 $30 0.09 $51 0.17 $986 $763 $223 0.28999999999999998 Less: Settlement of certain state tax matters — — 23 — — — — — 23 — 23 100 Net income, Underlying (non-GAAP) I $348 $318 $297 $297 $30 0.09 $51 0.17 $963 $763 $200 0.26 Net income available to common stockholders, Underlying: Net income available to common stockholders (GAAP) J $341 $318 $313 $290 $23 7.0000000000000007E-2 $51 0.18 $972 $749 $223 0.3 Less: Settlement of certain state tax matters — — 23 — — — — — 23 — 23 100 Net income available to common stockholders, Underlying (non-GAAP) K $341 $318 $290 $290 $23 7.0000000000000007E-2 $51 0.18 $949 $749 $200 0.27 KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Operating leverage: Total revenue (GAAP) A $1,443 $1,396 $1,384 $1,380 $47 3.3700000000000001 $63 4.5699999999999998 $4,223 $3,892 $331 8.5000000000000006 Less: Noninterest expense (GAAP) C 858 864 854 867 -6 -0.69 -9 -1.04 2,576 2,505 71 2.83 Operating leverage 4.0599999999999997 5.6099999999999997 5.67 Operating leverage, Underlying: Total revenue, Underlying (non-GAAP) B $1,443 $1,407 $1,384 $1,380 $36 2.5600000000000001 $63 4.5699999999999998 $4,234 $3,892 $342 8.7900000000000006 Less: Noninterest expense, Underlying (non-GAAP) D 858 849 854 867 9 1.06 -9 -1.04 2,561 2,505 56 2.2400000000000002 Operating leverage, Underlying (non-GAAP) 1.4999999999999999 5.6099999999999997 6.5500000000000003 Efficiency ratio and efficiency ratio, Underlying: Efficiency ratio C/A 0.59409999999999996 0.61939999999999995 0.61680000000000001 0.62880000000000003 -,253 bps -,347 bps 0.6099 0.64359999999999995 -,337 bps Efficiency ratio, Underlying (non-GAAP) D/B 59.41 60.36 61.68 62.88 -95 bps -,347 bps 60.47 64.36 -,389 bps Return on average common equity and return on average common equity, Underlying: Average common equity (GAAP) L $19,728 $19,659 $19,460 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Return on average common equity J/L 6.8699999999999997 6.4799999999999996 6.5199999999999994 5.8200000000000002 39 bps 105 bps 6.6299999999999998 5.0799999999999998 155 bps Return on average common equity, Underlying (non-GAAP) K/L 6.87 6.48 6.05 5.82 39 bps 105 bps 6.47 5.08 139 bps Return on average tangible common equity and return on average tangible common equity, Underlying: Average common equity (GAAP) L $19,728 $19,659 $19,460 $19,810 $69 —% $-82 —% $19,617 $19,715 $-98 —% Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 509 3 1 28 6 535 495 40 8 Average tangible common equity M $13,376 $13,309 $13,115 $13,442 $67 0.01 $-66 —% $13,268 $13,332 $-64 —% Return on average tangible common equity J/M 0.1013 9.5699999999999993 9.6799999999999997 8.5800000000000001 56 bps 155 bps 9.8000000000000004 7.51 229 bps Return on average tangible common equity, Underlying (non-GAAP) K/M 10.130000000000001 9.57 8.98 8.58 56 bps 155 bps 9.57 7.51 206 bps Return on average total assets and return on average total assets, Underlying: Average total assets (GAAP) N $,150,012 $,149,878 $,148,786 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Return on average total assets H/N .91999999999999998 .85000000000000006 .86999999999999994 .82000000000000007 7 bps 10 bps .88000000000000005 .71999999999999998 16 bps Return on average total assets, Underlying (non-GAAP) I/N 0.92 0.85 0.81 0.82 7 bps 10 bps 0.86 0.72 14 bps KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - UNDERLYING RESULTS (CONTINUED) (in millions, except share, per-share ratio data) QUARTERLY TRENDS FOR THE NINE MONTHS ENDED SEPT 30, 3Q17 Change 2017 Change 3Q17 2Q17 1Q17 3Q16 2Q17 3Q16 2017 2016 2016 $/bps % $/bps % $/bps % Return on average total tangible assets and return on average total tangible assets, Underlying: Average total assets (GAAP) N $,150,012 $,149,878 $,148,786 $,144,399 $134 —% $5,613 0.04 $,149,563 $,141,795 $7,768 0.05 Less: Average goodwill (GAAP) 6,887 6,882 6,876 6,876 5 — 11 — 6,882 6,876 6 — Less: Average other intangibles (GAAP) 2 2 — 1 — — 1 100 2 2 — — Add: Average deferred tax liabilities related to goodwill (GAAP) 537 534 531 509 3 1 28 6 535 495 40 8 Average tangible assets O $,143,660 $,143,528 $,142,441 $,138,031 $132 —% $5,629 0.04 $,143,214 $,135,412 $7,802 0.06 Return on average total tangible assets H/O .95999999999999992 .88999999999999999 .91000000000000004 .86 7 bps 10 bps .91999999999999998 .74999999999999997 17 bps Return on average total tangible assets, Underlying (non-GAAP) I/O 0.96 0.89 0.85 0.86 7 bps 10 bps 0.9 0.75 15 bps Net income per average common share - basic and diluted, Underlying: Average common shares outstanding - basic (GAAP) P ,500,861,076 ,506,371,846 ,509,451,450 ,519,458,976 -5,510,770 -0.01 ,-18,597,900 -0.04 ,505,529,991 ,525,477,273 ,-19,947,282 -0.04 Average common shares outstanding - diluted (GAAP) Q ,502,157,384 ,507,414,122 ,511,348,200 ,521,122,466 -5,256,738 -1 ,-18,965,082 -4 ,507,062,805 ,527,261,384 ,-20,198,579 -4 Net income available to common stockholders (GAAP) J $341 $318 $313 $290 $23 7 $51 18 $972 $749 $223 30 Net income per average common share - basic (GAAP) J/P 0.68 0.63 0.61 0.56000000000000005 0.05 8 0.12 21 1.92 1.43 0.49 34 Net income per average common share - diluted (GAAP) J/Q 0.68 0.63 0.61 0.56000000000000005 0.05 8 0.12 21 1.92 1.42 0.5 35 Net income available to common stockholders, Underlying (non-GAAP) K 341 318 290 290 23 7 51 18 949 749 200 27 Net income per average common share - basic, Underlying (non-GAAP) K/P 0.68 0.63 0.56999999999999995 0.56000000000000005 0.05 8 0.12 21 1.88 1.43 0.45 31 Net income per average common share - diluted, Underlying (non-GAAP) K/Q 0.68 0.63 0.56999999999999995 0.56000000000000005 0.05 8 0.12 21 1.87 1.42 0.45 32

Key performance metrics, Non-GAAP financial measures and reconciliation

$s in millions, except share, per share and ratio data

		FOR THE THREE MONTHS ENDED																
		SEP. 30 2017	JUN. 30, 2017	MAR. 31, 2017	DEC. 31, 2016	SEP. 30, 2016	JUNE 30, 2016	MAR. 31, 2016	DEC. 31, 2015	SEP. 30, 2015	JUNE 30, 2015	MAR. 31, 2015	DEC. 31, 2014	SEP. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2013	SEP. 30, 2013
Total revenue, Adjusted:																		
Total revenue (GAAP)	A	$1,443	$1,396	$1,384	$1,363	$1,380	$1,278	$1,234	$1,232	$1,209	$1,200	$1,183	$1,179	$1,161	$1,473	$1,166	$1,158	$1,153
Less: Special items		—	—	—	—	—	—	—	—	—	—	—	—	—	288	—	—	—
Less: Notable items		—	—	—	—	67	—	—	—	—	—	—	—	—	—	—	—	—
Total revenue, Adjusted (non-GAAP)	B	$1,443	$1,398	$1,384	$1,363	$1,313	$1,278	$1,234	$1,232	$1,209	$1,200	$1,183	$1,179	$1,161	$1,185	$1,166	$1,158	$1,153
Noninterest expense, Adjusted:																		
Noninterest expense (GAAP)	C	$858	$864	$854	$847	$867	$827	$811	$810	$798	$841	$810	$824	$810	$948	$810	$818	$788
Less: Restructuring charges and special items		—	—	—	—	—	—	—	—	—	40	10	33	21	115	—	26	—
Less: Notable items		—	—	—	—	36	—	—	—	—	—	—	—	—	—	—	—	—
Noninterest expense, Adjusted (non-GAAP)	D	$858	$864	$854	$847	$831	$827	$811	$810	$798	$801	$800	$791	$789	$833	$810	$792	$788
Efficiency ratio and efficiency ratio, Adjusted:																		
Efficiency ratio	C/A	59.4 %	61.9 %	61.7 %	62.2 %	62.9 %	64.7 %	65.7 %	65.8 %	66.0 %	70.0 %	68.5 %	69.9 %	69.8 %	64.3 %	69.4 %	70.6 %	68.5 %
Efficiency ratio, Adjusted (non-GAAP)	D/B	59.4	61.9	61.7	62.2	63.3	64.7	65.7	65.8	66.0	66.7	67.7	67.1	68.0	70.2	69.4	68.4	68.5
Net income, Adjusted:																		
Net income (GAAP)	E	$348	$318	$320	$282	$297	$243	$223	$221	$220	$190	$209	$197	$189	$313	$166	$152	$144
Add: Restructuring charges and special items, net of income tax expense (benefit)		—	—	—	—	—	—	—	—	—	25	6	20	13	(108)	—	17	—
Add: Notable items, net of income tax expense (benefit)		—	—	—	—	(19)	—	—	—	—	—	—	—	—	—	—	—	—
Net income, Adjusted (non-GAAP)	F	$348	$318	$320	$282	$278	$243	$223	$221	$220	$215	$215	$217	$202	$205	$166	$169	$144
Net income per average common share - diluted, and net income per average common share - diluted, Adjusted																		
Net income available to common stockholders (GAAP)	G	$341	$318	$313	$282	$290	$243	$216	$221	$213	$190	$209	$197	$189	$313	$166	$152	$144
Add: Restructuring charges and special items, net of income tax expense (benefit)		—	—	—	—	—	—	—	—	—	25	6	20	13	(108)	—	17	—
Add: Notable items, net of income tax expense (benefit)		—	—	—	—	(19)	—	—	—	—	—	—	—	—	—	—	—	—
Net income available to common stockholders, Adjusted (non-GAAP)	H	$341	$318	$313	$282	$271	$243	$216	$221	$213	$215	$215	$217	$202	$205	$166	$169	$144
Average common shares outstanding - diluted (GAAP)	P	502,157,384	507,414,122	511,348,200	513,897,085	521,122,466	530,365,203	530,446,188	530,275,673	533,398,158	539,909,366	549,798,717	550,676,298	560,243,747	559,998,324	559,998,324	559,998,324	559,998,324
Net income per average common share - diluted	G/P	$0.68	$0.63	$0.61	$0.55	$0.56	$0.46	$0.41	$0.42	$0.40	$0.35	$0.38	$0.36	$0.34	$0.56	$0.30	$0.27	$0.26
Net income per average common share - diluted, Adjusted (non-GAAP)	H/P	0.68	0.63	0.61	0.55	0.52	0.46	0.41	0.42	0.40	0.40	0.39	0.39	0.36	0.37	0.30	0.30	0.26
Return on average tangible common equity and return on average tangible common equity, Adjusted:																		
Average common equity (GAAP)		$19,728	$19,659	$19,460	$19,645	$19,810	$19,768	$19,567	$19,359	$19,261	$19,391	$19,407	$19,209	$19,411	$19,607	$19,370	$19,364	$19,627
Less: Average goodwill (GAAP)		6,887	6,882	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876
Less: Average other intangibles (GAAP)		2	2	—	1	1	2	3	3	4	5	5	6	6	7	7	8	9
Add: Average deferred tax liabilities related to goodwill (GAAP)		537	534	531	523	509	496	481	468	453	437	422	403	384	369	351	342	325
Average tangible common equity	J	$13,376	$13,309	$13,115	$13,291	$13,442	$13,386	$13,169	$12,948	$12,834	$12,947	$12,948	$12,730	$12,913	$13,093	$12,838	$12,822	$13,067
Return on average tangible common equity	G/J	10.13 %	9.57 %	9.68 %	8.43 %	8.58 %	7.30 %	6.61 %	6.75 %	6.60 %	5.90 %	6.53 %	6.12 %	5.81 %	9.59 %	5.24 %	4.71 %	4.34 %
Return on average tangible common equity, Adjusted (non-GAAP)	H/J	10.13	9.57	9.68	8.43	8.02	7.30	6.61	6.75	6.60	6.67	6.73	6.76	6.22	6.28	5.24	5.24	4.34
Return on average total tangible assets and return on average total tangible assets, Adjusted:																		
Average total assets (GAAP)	K	$150,012	$149,878	$148,786	$147,315	$144,399	$142,179	$138,780	$136,298	$135,103	$135,521	$133,325	$130,671	$128,691	$127,148	$123,904	$120,393	$117,386
Less: Average goodwill (GAAP)		6,887	6,882	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876
Less: Average other intangibles (GAAP)		2	2	—	1	1	2	3	3	4	5	5	6	6	7	7	8	9
Add: Average deferred tax liabilities related to goodwill (GAAP)		537	534	531	523	509	496	481	468	453	437	422	403	384	369	351	342	325
Average tangible assets	L	$143,660	$143,528	$142,441	$140,961	$138,031	$135,797	$132,382	$129,887	$128,676	$129,077	$126,866	$124,192	$122,193	$120,634	$117,372	$113,851	$110,826
Return on average total tangible assets	E/L	0.96 %	0.89 %	0.91 %	0.79 %	0.86 %	0.72 %	0.68 %	0.67 %	0.68 %	0.59 %	0.67 %	0.63 %	0.61 %	1.04 %	0.57 %	0.53 %	0.52 %
Return on average total tangible assets, Adjusted (non-GAAP)	F/L	0.96	0.89	0.91	0.79	0.80	0.72	0.68	0.67	0.68	0.67	0.69	0.69	0.66	0.68	0.57	0.59	0.52
Return on average total assets and return on average total assets, Adjusted:																		
Average total assets (GAAP)	K	$150,012	$149,878	$148,786	$147,315	$144,399	$142,179	$138,780	$136,298	$135,103	$135,521	$133,325	$130,671	$128,691	$127,148	$123,904	$120,393	$117,386
Return on average total assets	E/K	0.92 %	0.85 %	0.87 %	0.76 %	0.82 %	0.69 %	0.65 %	0.64 %	0.65 %	0.56 %	0.63 %	0.60 %	0.58 %	0.99 %	0.54 %	0.50 %	0.49 %
Return on average total assets, Adjusted (non-GAAP)	F/K	0.92	0.85	0.87	0.76	0.77	0.69	0.65	0.64	0.65	0.64	0.65	0.66	0.62	0.65	0.54	0.56	0.49

Citizens Financial Group, Inc.™

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